As filed with the Securities and Exchange Commission on August 15, 2014

Securities Act File No. 333-194540

Investment Company Act File No. 811-22947

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. (1)

Post-Effective Amendment No. (  )
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. (1)

Prudential Jennison MLP Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (973) 802-5032

Claudia DiGiacomo, Esq.
Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

(Name and Address of Agent for Service)

With Copies to:

Frank P. Bruno, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Shares of Common Stock	50,000 shares	$20.00	$1,000,000	$128.80

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes fee of $128.80 previously paid in connection with the initial filing of the Registration Statement.

EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated August 15, 2014

PROSPECTUS

[                 ] Shares

Prudential Jennison MLP Income Fund, Inc.

Common Stock

$[     ] per Share

The Fund. Prudential Jennison MLP Income Fund, Inc., a Maryland corporation (the "Fund"), is a newly organized, non-diversified, closed-end management investment company.

Investment Objective. The investment objective of the Fund is to provide total return with an emphasis on current distributions to stockholders. There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies. The Fund seeks to achieve its objective by investing primarily in master limited partnerships ("MLPs"). Under normal market conditions, at least 80% of the Fund's Investable Assets (as defined in this prospectus) will be invested in a portfolio of MLPs and MLP-related investments (together, "MLP investments"). The Fund's MLP investments generally will consist of MLPs structured as limited partnerships ("LPs") or limited liability companies ("LLCs"); MLPs that are organized as LPs or LLCs, but taxed as "C" corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units ("I-Units") and MLP general partner or managing member interests; parent companies of MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities ("PIPEs") issued by MLPs; MLP debt securities; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; "C" corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles, exchange-traded products ("ETPs") and income trusts, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services.

Listing. The Fund has applied to list its shares of common stock on the [            ] Exchange, subject to notice of issuance, under the symbol "JEN."

(continued on the following page)

No Prior Trading History. Because the Fund is newly organized, its shares of common stock have no history of public trading and no prior performance. The shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at a discount from their net asset value which may increase investor risk of loss. In addition, the market price of shares of the Fund may decrease below the price that you paid for the shares. If you were to sell your shares at a time when the market price is lower than the price at which you purchased the shares, you will experience a loss. Risk of investor loss may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's initial public offering.

Investing in the Fund's common stock involves certain risks. You could lose some or all of your investment. Because of the risks associated with investing in MLP investments and using leverage, an investment in the Fund may be considered speculative. See "Risk Factors" beginning on page [   ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$	$
Sales load(1)	$	$
Estimated offering expenses	$	$
Proceeds, after expenses, to the Fund(2)	$	$

(notes on the following page)

The underwriters expect to deliver the shares of common stock to purchasers on or about _________, 2014.

[Underwriters]

The date of this prospectus is _____________, 2014.

(notes from previous page)

(1)  Prudential Investments LLC ("PI" or the "Manager") (and not the Fund) has agreed to pay from its own assets structuring fees to [_____, _____ and _____] in connection with this offering. The Manager (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with this offering. The Manager or its affiliates also may pay compensation to sales personnel of the Manager's affiliates that participate in the marketing of the Fund's common stock, which may be reimbursed in whole or in part by the Fund. See "Underwriters—Additional Compensation to be Paid by PI."

(2)  Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $_______, which represents $0.04 per share of common stock. These offering expenses include $___ as a whole or partial reimbursement to PI and its affiliates for distribution assistance, which may include compensation paid to wholesalers registered through a broker-dealer affiliate of PI and also other expenses relating to such wholesalers incurred in connection with the offering. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Manager has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load), which are estimated to be $________, to the extent offering expenses are in excess of $0.04 per share of common stock. See "Summary of Fund Expenses" and "Underwriters—Additional Compensation to be Paid by PI."

(3)  The Fund has granted the underwriters an option to purchase up to [     ] additional shares of common stock at the public offering price less the sales load within 45 days of the date of this prospectus. If such option is exercised in full, the total offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $      , $      , $      and $      , respectively. See "Underwriters."

(continued from previous page)

Tax Matters. The Fund will be treated as a regular corporation, or a "C" corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to federal and applicable state corporate income tax to the extent the Fund recognizes taxable income. Given the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP investments. Similarly, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its common stockholders, which may be treated as a return of capital for tax purposes to the extent of the common stockholders' bases in the Fund's shares of common stock. To the extent that distributions to a common stockholder are treated as a return of capital, such stockholder's basis in the shares of common stock will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale of such shares of common stock. However, there can be no assurance that these expectations will be realized. If these expectations are not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common stockholders. Additionally, a greater portion of distributions to the Fund's common stockholders would be treated as a taxable dividend, as opposed to a return of capital for tax purposes. See "Tax Matters."

Use of Leverage. The Fund may seek to enhance the level of its cash distributions to common stockholders through the use of leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of shares of preferred stock or notes and reverse repurchase agreements. Following the completion of the Fund's initial public offering of shares of common stock and subject to prevailing market conditions, the Fund currently intends to initially leverage through a credit facility representing approximately 30% of the Fund's total assets immediately after their issuance, but reserves the right to leverage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may use leverage (1) by issuing notes, borrowing money or issuing other debt securities in amounts up to 33 1/3% of the Fund's total assets, including the amounts obtained through leverage, and (2) by issuing shares of preferred stock, so long as after their issuance their liquidation preference plus the Fund's aggregate indebtedness does not exceed 50% of the Fund's total assets, including the amounts obtained through leverage.

If the Fund utilizes leverage, fees and expenses with respect to the financial leverage instruments, including fees and expenses related to issuance and maintenance of the financial leverage instruments, will be paid out of assets attributable to common stockholders and result in a reduction of the paid-in capital attributable to the common stock. The Fund also may enter into other transactions that are not subject to the leverage limitations of the 1940 Act but that may give rise to a form of leverage including, among others, certain derivative transactions and covered reverse repurchase agreements. By using leverage, the Fund will seek to obtain a higher return for common stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used, or used at all times, or that it will be successful during any period in which it is employed. See "Leverage," "Risk Factors—Leverage Risk" and "Risk Factors—Derivatives Risk."

(continued on the following page)

(continued from previous page)

For more information on the Fund's investment strategies, see "Investment Objective and Policies."

Manager. Prudential Investments LLC ("PI" or the "Manager"), the Fund's investment manager and a registered investment adviser, will provide administrative and management services to the Fund, subject to the supervision of the Fund's Board of Directors. As of June 30, 2014, PI's total assets under management were approximately $248.9 billion.

Subadviser. Jennison Associates LLC ("Jennison") is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2014, Jennison managed in excess of $185 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated _________, 2014, as it may be amended (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the public reference room. This information also is available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund's SAI, annual report or semi-annual report (following the Fund's completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or call toll free at (800) 451-6788 or visit the Fund's website at www.prudentialfunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

The Fund's shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained herein is accurate only as of the date of this prospectus. The Fund will supplement this prospectus during the period that this prospectus is required to be delivered, if there are any material changes to the Fund subsequent to the date of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common stock. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information in this prospectus under the heading "Risk Factors."

The Fund	Prudential Jennison MLP Income Fund, Inc., a Maryland corporation (the "Fund"), is a newly organized, non-diversified, closed-end management investment company.
The Offering

The Fund is offering shares of its common stock ("Common Stock") at an initial offering price of $[20.00] per share through a group of underwriters led by _____, _____, and _____. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has granted the underwriters an option to purchase up to ______ additional shares of Common Stock within 45 days of the date of this prospectus to cover over-allotments, if any. See "Underwriters."

Listing and Symbol	The Fund has applied to list its shares of Common Stock on the [ ], subject to notice of issuance, under the symbol "JEN."
Investment Objective and Policies	The investment objective of the Fund is to provide total return with an emphasis on current distributions to stockholders. The Fund's investment objective is non-fundamental.
There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund seeks to achieve its objective by investing primarily in master limited partnerships ("MLPs"). Under normal market conditions, at least 80% of the Fund's Investable Assets (as defined below) will be invested in a portfolio of MLPs and MLP-related investments (together, "MLP investments"). This 80% policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund (the "Board", and the members thereof, the "Directors") without stockholder approval upon providing the Fund's stockholders with at least 60 days' prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the "1940 Act").

The term "Investable Assets" in this prospectus refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Fund's investments may be of any market capitalization. The Fund may invest in initial public offerings ("IPOs"). The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund also concentrates its investments in the energy sector, which means it can invest 25% or more of its total assets in that sector.

Master Limited Partnerships. The Fund's MLP investments generally will consist of MLPs structured as limited partnerships ("LPs") or limited liability companies ("LLCs"); MLPs that are organized as LPs or LLCs, but taxed as "C" corporations; equity securities that represent an indirect interest in an MLP issued by an

MLP affiliate, including institutional units ("I-Units") and MLP general partner or managing member interests; parent companies of MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities ("PIPEs") issued by MLPs; MLP debt securities; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units, "C" corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles, exchange-traded products ("ETPs") and income trusts, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services.

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, and as a result are subject to the rules and regulations of the Securities and Exchange Commission ("SEC") and make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund intends to provide stockholders with a single Form 1099, thereby removing the obstacles of federal and state filings (because stockholders will not receive any Schedule K-1 and, for certain tax-exempt stockholders, unrelated business taxable income ("UBTI") filings), while providing portfolio transparency, liquidity and daily net asset value. However, the Fund will not typically receive K-1s from MLPs (taxed as partnerships) until after the date (January 31st) on which the Fund is required to mail its own Form 1099 to stockholders. These K-1s could indicate that the Fund has mischaracterized the tax character of distributions that it previously reported to shareholders. If so, the Fund may send shareholders a corrected Form 1099, which could require shareholders to file amended tax returns.

Many of the MLPs in which the Fund invests operate oil, gas or petroleum facilities, or other facilities within the energy sector. The Fund may invest in "downstream," "midstream" and "upstream" MLPs. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminating of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

Private Investments in Public Equities. The Fund may invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Subadviser expects most such private securities to be liquid within six to nine months of funding, but the Fund may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers with greater flexibility in structure and timing as compared to public offerings.
Royalty Trusts. The Fund may invest in royalty trusts that are traded on stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to stockholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk, reserve risk and operating risk. See "Investment Objective and Policies" and "Portfolio Composition—Royalty Trusts."
Non-MLP Investments. The Fund may also invest in non-MLP investments. These include stocks and fixed income obligations, such as corporate and government bonds and money market instruments.
Illiquid Investments. The Fund may invest without limit in investments that are considered illiquid. "Illiquid investments" are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.
Investment Process. In deciding which stocks to buy, Jennison's portfolio management team relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates' competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the investment's degree of liquidity factor into the portfolio managers' decision calculus, as well.

The portfolio management team also monitors wider industry dynamics and interacts continually with Jennison's Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas plays or a shift in regulatory or tax policy, which could affect potential or current positions.

Temporary Defensive Strategies. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and, during their use, the Fund may not be able to achieve its investment objective.
Foreign Securities. The Fund may invest without limit in securities of foreign issuers, including securities of emerging market countries. The Fund may invest in foreign securities that are denominated in U.S. dollars or foreign currencies.
For a more complete discussion of the Fund's portfolio composition, see "Investment Objective and Policies—Portfolio Composition."
Special Tax Considerations

The Fund will be treated as a regular corporation, or a "C" corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Given the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income and franchise taxes.

The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP investments.
Stockholder Tax Features. The Fund expects to pay cash distributions to its common stockholders in excess of its taxable income per share of Common Stock, although no assurance can be given in this regard. If the Fund distributes cash from current or accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to common stockholders as dividend income for federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate stockholders and will generally be treated as "qualified dividend income" for stockholders taxed as individuals and will be eligible for reduced rates of taxation. If the Fund's distributions exceed its current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholders' basis in the Fund's Common Stock and will result in a reduction of such basis. To the extent such excess distribution exceeds a common stockholder's basis in the Fund's Common Stock, the excess will be taxed as capital gain. The Fund expects that a significant portion of its distributions to its common stockholders will constitute a non-taxable return of capital and will reduce common stockholders' bases in the Common Stock. Upon the sale of Common Stock, a common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common stockholder and the common stockholder's federal income tax basis in the Common Stock sold, as adjusted to reflect return of capital.

Please refer to the "Tax Matters" section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor on any potential U.S. federal, state and local income tax effects of an investment in the Fund.

Leverage	The Fund may seek to enhance the level of its cash distributions to common stockholders through the use of leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of shares of preferred stock or notes and reverse repurchase agreements. Following the completion of the Fund's initial public offering of Common Stock and subject to prevailing market conditions, the Fund currently intends to initially leverage through a credit facility representing approximately 30% of the Fund's total assets immediately after their issuance, but reserves the right to leverage to the extent permitted by the 1940 Act.
Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33 1/3% of the Fund's Investable Assets immediately after such borrowings. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund's Investable Assets, including leverage obtained through the use of borrowings, immediately after such issuance. In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including index and total return swaps) and other derivative instruments.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund's leveraging strategies will be successful. See "Risk Factors—Leverage Risk."

When the Fund is utilizing leverage, the fees paid to the Manager and Subadviser (each as defined below) for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. In such case, the Manager and/or the Subadviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest between the Manager and Subadviser, on one hand, and the common stockholders, on the other hand, who bear the fees and expenses incurred through the Fund's use of leverage, including the issuance of preferred stock, if any. The Fund's willingness to use leverage, and the extent to which leverage is utilized at any time, will depend on many factors. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leverage instruments, based on the Subadviser's assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that a leveraging strategy will be used, or used at all times, or that it will be successful during any period in which it is employed. See "Leverage," "Summary of Fund Expenses" and "Risk Factors—Leverage Risk."

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. See "Management and Advisory Arrangements."

Manager

Prudential Investments LLC ("PI" or the "Manager"), a registered investment adviser, is the Fund's investment manager. PI and its predecessors have served as a manager or administrator to registered investment companies since 1987. PI's principal address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. As of June 30, 2014, PI, a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"), served as investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of June 30, 2014, PI had total assets under management of approximately $248.9 billion.

PI will receive from the Fund an annual fee, payable monthly, in an amount equal to [ ] % of the average daily value of the Fund's Investable Assets.

During periods when the Fund is using leverage, if any, the fees paid to PI will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. See "Summary of Fund Expenses" and "Management and Advisory Arrangements."

Subadviser

Jennison Associates LLC ("Jennison" or the "Subadviser") is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2014, Jennison managed in excess of $185 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

The Subadviser will receive an annual subadvisory fee, payable monthly, from PI in an amount equal to [     ] % of the average daily value of the Fund's Investable Assets managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser. During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. See "Summary of Fund Expenses" and "Management and Advisory Arrangements."

Selected Risk Factors

An investment in the Fund's Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following is a summary of the principal risks of investing in the Fund's Common Stock. See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund's Common Stock.

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy, because of market, economic, regulatory, geopolitical and other conditions. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund's ability to achieve its investment objective. Because the market price of the Fund's Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Fund's Common Stock decreases. As with any security, a complete loss of your investment is possible. See "Risk Factors—General."

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.
Market Price Discount from Net Asset Value ("NAV") Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as "trading at a discount." This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's initial public offering. As a result, the Fund is designed primarily for long-term investors. See "Risk Factors—Market Price Discount from NAV Risk."
Investment, Management and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. The value of the securities and financial assets held by the Fund, like market investments, may move up or down, sometimes rapidly and unpredictably. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. The value of your investment may decrease if judgments by the Subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries or issuers. Any such decrease in value could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk. See "Risk Factors—Leverage Risk."
Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unitholders to sell their common units at an undesirable time or price. Many of the Fund's investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund's ability to take advantage of other investment opportunities.
The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund. See "Risk Factors—Master Limited Partnership Risk."

Equity Securities Risk. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Prices and volatilities of I-Units tend to correlate to the price of common units. Holders of I-Units are subject to the same risks as holders of MLP common units. See "Risk Factors—Equity Securities Risk."
Energy Sector Risks. The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices which may result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries ("OPEC"), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy sector is highly regulated. Changes in the regulatory environment for energy companies may adversely impact their profitability. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Hydraulic fracturing, or "fracking," is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject. See "Risk Factors—Energy Sector Risks."

Industry Specific Risks. MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry in which they operate. The Fund's MLP investments are currently expected to include the following industries: pipeline, gathering and processing, midstream, exploration and production, oil, propane, coal, power infrastructure and marine transportation. See "Risk Factors—Industry Specific Risks."
Tax Risk. Tax risks associated with investments in the Fund include but are not limited to the following:
Master Limited Partnership Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income and franchise taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital for tax purposes, the Fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Fund Structure Risk. Unlike traditional closed-end funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. As a result, the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income and franchise taxes.
Tax Estimation/NAV Risk. In calculating the Fund's NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund's NAV which could have an effect on the market price of the shares. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV which could have an effect on the market price of the shares. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. Deferred tax assets may constitute a relatively high percentage of the Fund's NAV. The daily estimate of the Fund's current taxes and deferred tax liability and/or asset balances used to calculate the Fund's NAV could vary dramatically from the Fund's actual tax liability or benefit, and, as a result, the determination of the Fund's actual tax liability or benefit may have a material impact on the Fund's NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund's NAV which could have an effect on the market price of the shares.

The Fund may acquire its target assets in varying increments at different prices over time, and the tax basis of each security may vary depending on the Fund's receipt of one or more distributions characterized as returns of capital during the Fund's holding period of that security. The tax basis of a security may differ significantly from the original cost or the current market value of the security, which if sold, may subject the Fund to taxation on the value received in excess of the adjusted tax basis, even if the sale price of the security is lower than its original acquisition cost. Additionally, distributions of earnings realized by the Fund from the sale of the security would generally be treated as taxable dividend income, as opposed to a non-taxable return of capital. It will be difficult for you to monitor the adjusted tax basis of each individual security in the portfolio, and therefore difficult to estimate the potential for embedded taxable gains if a security were to be sold at the current market price.

Smaller Companies Risk. Even the larger MLPs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. MLP shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. See "Risk Factors—Smaller Companies Risk."

Initial Public Offering Risk. The Fund may participate in the IPO market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted.
Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. See "Leverage," "Risk Factors—Leverage Risk" and "Risk Factors—Derivatives Risk."

The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

• the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

• the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

• when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and the Subadviser, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's Investable Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any) and may provide a financial incentive to PI and/or the Subadviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

• leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund's NAV and the total return to common stockholders.

PIPEs Risk. The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC's preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the "1933 Act"), the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities depends on factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. See "Risk Factors—Royalty Trust Risk."

Illiquid and Restricted Securities Risk. The Fund generally considers "illiquid securities" to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may invest in illiquid securities, such as PIPEs. When the Fund holds illiquid investments, the portfolio may be harder to value. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's NAV and ability to make dividend distributions.

Valuation Risk. The value of certain of the Fund's investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies, will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See "Net Asset Value."
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.
Strategy Risk. The Fund's strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a "C" corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its stockholders. See "Risk Factors—Strategy Risk."
Delay in Use of Proceeds Risk. Although the Fund intends to invest the proceeds from the sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP investments may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. Government securities, pending investment in MLP investments. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. See "Use of Proceeds."
Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Therefore, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations. See "Risk Factors—Capital Market Risk."

Competition Risk. A number of alternatives exist for investing in a portfolio of MLP investments, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make distributions or interest payments.
Conflict of Interest Risk. Like other investment advisers, PI and the Subadviser are subject to various conflicts of interest in the ordinary course of their business. The Subadviser and its affiliates have developed policies and procedures designed to address these conflicts of interest. See "Risk Factors—Potential Conflicts of Interest Risk."
Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world have had a disruptive effect on the securities markets, resulted in market volatility and may continue to result in market volatility. These events may also have long-term effects on the U.S. economy, the stock market and world economies and markets generally. Similar events in the future may have an adverse effect on the U.S. and global economies and securities markets and could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Stock. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Stock or the NAV of the Fund. See "Risk Factors—Market Disruption and Geopolitical Risk."
Other Investment Company Risk. Subject to the limitations set forth in the 1940 Act and the Fund's governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs. When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies.
Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. See "Risk Factors—Non-Diversification Risk."

Anti-Takeover Provisions. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See "Risk Factors—Anti-Takeover Provisions."
Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and may generate short-term capital gains taxable as ordinary income.
Foreign Securities Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign instruments (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign instruments may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Certain of the Fund's investments in foreign instruments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund's returns could decline as a result of changes in the exchange rates between. foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The risks of foreign investments are greater for investments in securities of issuers in emerging markets. See "Risk Factors—Foreign Instruments Risk."
For additional risks relating to investments in the Fund, see "Risk Factors" in this prospectus.

Distributions

The Fund intends to make a quarterly dividend distribution to the common stockholders consisting generally of substantially all of the Fund's distributable cash flow received as cash distributions from its MLP investments, and the income from other investments in which the Fund invests, less Fund expenses. To permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed. The Fund will make a distribution only if authorized by the Board and declared out of the Fund's net of assets legally available for distribution.

Due to the tax characterization of distributions and allocations of income from MLPs in which the Fund invests, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its common stockholders, which may be treated as a return of capital for tax purposes to the extent of the common stockholders' bases in the Fund's Common Stock. To the extent that distributions to a common stockholder are treated as a return of capital, such common stockholder's basis in the Common Stock will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares of Common Stock. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a stockholder's investment from an economic perspective. For a more detailed discussion of the taxation of distributions made by the Fund, please see "Tax Matters—Federal Income Taxation of Holders of the Fund's Shares—U.S. Stockholders—Receipt of Distributions."

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

The Fund is not required to maintain a stable distribution rate and/or make distributions that approximately equal the distribution rate that the Fund receives from its investments, including any income, and may decide to discontinue such payments or to change the distribution rate without providing stockholders prior notice. The Fund's initial distribution is expected to be declared approximately [45] days after the completion of this offering and paid approximately [60 to 90] days after the completion of the offering, in each case depending on market conditions. See "Distributions."

Dividend Reinvestment Plan

Unless a common stockholder elects otherwise, the common stockholder's distributions will be reinvested automatically in additional shares of Common Stock under the Fund's dividend reinvestment plan. Common stockholders who elect not to participate in the Fund's dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Plan."

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

[                               ] serves as custodian of the Fund's assets. [                               ] serves as the Fund's transfer agent and registrar. [                               ] serves as the Fund's dividend paying agent. See "Custodian, Dividend Paying Agent, Transfer Agent and Registrar."

Independent Registered Public Accounting Firm	The Fund has selected _________ as its independent registered public accounting firm.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" and related footnotes are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues [________] shares of Common Stock. If the Fund issues fewer shares, all other things being equal, "Other Expenses" and "Total Annual Expenses" would increase as a percentage of net assets attributable to Common Stock. The table also assumes the Fund's use of leverage equal to [     ]% of its Investable Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Stock. The Fund's actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load Paid by You	%
Offering Expenses Borne by the Fund(1)(2)%
Dividend Reinvestment Plan Fees(3)	None
Expenses Associated with the Arrangement of a Credit Facility and/or Use of Leverage(4)%
Annual Expenses (borne by Common Stockholders)	Percentage of Net Assets Attributable to Common Stock (Assumes Leverage is Used)
Management Fee(5)%
Use of leverage and Interest Payments on Borrowed Funds(6)%
Current income tax expenses(7)%
Deferred income tax expenses(7)%
Other Expenses	%
Total Annual Expenses	%

(1)  The Manager has agreed to pay (i) all of the Fund's organizational expenses, and (ii) the Fund's offering expenses (other than sales load but inclusive of the $[_____] per share of Common Stock partial reimbursement of underwriters' expenses), to the extent that offering expenses are in excess of $[_____] per share of Common Stock. Assuming an offering of [________] shares of Common Stock for $20.00 per share ($[_____]), the total offering expenses are estimated to be $[_____], $[_____] of which would be borne by the common stockholders of the Fund and $[_____] of which would be paid by the Manager. The offering costs to be paid by the common stockholders of the Fund are not included in the annual expenses shown in the table. Offering expenses borne by the Fund will result in an immediate reduction of the NAV of the Fund.

(2)  For a description of the sales load, structuring fees and other compensation paid to the underwriters, see "Underwriters."

(3)  There will be no brokerage charges with respect to Common Stock issued directly by the Fund under its dividend reinvestment plan. You will pay service charges and brokerage charges in connection with open market purchases or if you direct the Plan Administrator (defined below) to sell your Common Stock held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4)  Costs incurred to establish the Credit Facility will be borne solely by the common stockholders of the Fund and result in a reduction of the NAV of the Fund. Based on an offering of [________] shares of Common Stock, the total costs to establish the Credit Facility are estimated to be $[          ] or $[     ] per share ([     ]% of the Common Stock offering price).

(5)  The Manager will receive an annual fee, payable monthly, in an amount equal to [     ]% of the average daily value of the Fund's Investable Assets. "Investable Assets" means the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund currently intends to borrow in an initial amount equal to approximately 30% of the value of its Investable Assets (including the amount borrowed). As a result of the Manager's fee noted above, if the Fund has net assets of $[     ] million, for example, and borrows $[     ] million, the Manager will receive a fee of $[     ] million (i.e., . [     ]% * $[     ] million = $[     ] million). Using the present

example, the $[     ] million fee would equate to an effective management fee rate of [     ]% on the Fund's net assets (that is, assets less liabilities, including borrowings, of $[     ] million). The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to [     ]% of the average daily value of the portion of the Fund's Investable Assets managed by the Subadviser. These subadvisory fees are not directly paid to the Subadviser by the Fund. The subadvisory fees are paid by the Manager to the Subadviser out of the investment management fees received by the Manager from the Fund. See "Management and Advisory Arrangements."

(6)  Assumes leverage by borrowings in an initial amount equal to approximately [     ]% (as determined immediately after such borrowings) of the Fund's Investable Assets at an annual interest rate of [     ]%. The Fund may choose to use more or less borrowings for leverage than approximately [     ]% of Investable Assets. To the extent the Fund uses additional borrowings for leverage, the Fund's total annual expenses will increase. See "Risk Factors—Leverage Risk" and "Leverage."

(7)  The Fund will be treated for federal tax purposes as a taxable regular corporation or so-called "C" corporation. As a "C" corporation, the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, will be reflected in its NAV. The deferred income tax expenses/(benefit) represent an estimate of the Fund's potential tax expenses/(benefit) if it were to recognize the unrealized gains/(losses) in its portfolio. An estimate of deferred income tax expenses/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expenses/(benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund' s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. Future actual income tax expense (if any) will be incurred over many years depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards and other factors. The Fund has not commenced operations and thus does not have sufficient operating history to accurately estimate anticipated current and deferred tax expenses.

Example

The following example illustrates the hypothetical expenses (including (i) the sales load of $[     ] and (ii) estimated expense of this offering of $[     ]) that you would pay on a $[     ] investment in Common Stock, assuming (i) "Total Annual Expenses" of [     ]% of net assets attributable to Common Stock (assuming leverage of [     ]% of the Fund's Investable Assets) and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(1)  The example above should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the example. The example assumes that all dividends and distributions are reinvested at NAV and utilizes a 5% annual rate of return as mandated by SEC regulations.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on March 11, 2014. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102 and its telephone number is (800) 451-6788 (toll-free).

The Fund is organized as a closed-end management investment company. Closed-end management investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end management investment companies generally list their shares for trading on a stock exchange and do not redeem their securities at the option of the stockholder, whereas open-end management investment companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end management investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end management investment companies frequently trade at a discount from NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's initial public offering.

The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PI or the Subadviser with similar investment objective and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law, the stockholders of the Fund. See "Description of Securities—Certain Provisions of the Maryland General Corporation Law and the Fund's Charter and Bylaws."

USE OF PROCEEDS

The net proceeds of this offering of Common Stock will be approximately $      ($      if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses and deduction of the sales load. The Fund will pay all of its offering expenses up to and including $[_____] per share of Common Stock outstanding, and PI has agreed to pay (i) all of the Fund's organizational expenses, and (ii) the Fund's offering expenses (other than the sales load), to the extent offering expenses are in excess of $[_____] per share.

The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated herein) as soon as practicable after completion of the offering. The Fund currently anticipates that it could take up to three months to invest the net proceeds of the offering. Pending such investment, the Fund will invest all or a portion of its assets in U.S. government securities, money market and fixed income instruments or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's NAV may be subject to relatively less fluctuation than would be the case at such time as the Fund is fully invested. A relatively long initial investment period may have a negative impact on the Fund's performance and its return to stockholders.

Additionally, the Fund could use derivative instruments (such as index and total return swaps) to obtain exposure to MLP investments until the Fund determines that it is appropriate to directly make such investments based upon market conditions and/or the amount of assets raised in this offering. To the extent such derivatives instruments are used, the Fund would be subject to the risks associated with such instruments. See "Investment Objective and Policies—Portfolio Composition" in this prospectus and "Investment Policies and Techniques—Portfolio Composition" in the SAI.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The investment objective of the Fund is to provide total return with an emphasis on current distributions to stockholders. The Fund's investment objective is non-fundamental and may be changed without stockholder approval upon 60 days' prior written notice to the Fund's stockholders. There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objective by investing primarily in MLP investments. Under normal market conditions, at least 80% of the Fund's Investable Assets will be invested in a portfolio of MLP investments. This

80% policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. The term "Investable Assets" in this prospectus refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Fund's MLP investments generally will consist of MLPs structured as LPs or LLCs; MLPs that are organized as LPs or LLCs, but taxed as "C" corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including I-Units and MLP general partner or managing member interests; parent companies of MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; PIPEs issued by MLPs; MLP debt securities; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial interest ownership interests in MLP common units, "C" corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles, ETPs and royalty trusts, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services.

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, and as a result are subject to the SEC's rules and regulations and make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund intends to provide stockholders with a single Form 1099, thereby removing the obstacles of federal and state filings (because stockholders will not receive any Schedule K-1 and, for certain tax-exempt stockholders, UBTI filings), while providing portfolio transparency, liquidity and daily net asset value. However, the Fund will not typically receive K-1s from MLPs (taxed as partnerships) until after the date (January 31st) on which the Fund is required to mail its own Form 1099 to stockholders. These K-1s could indicate that the Fund has mischaracterized the tax character of distributions that it previously reported to shareholders. If so, the Fund may send shareholders a corrected Form 1099, which could require shareholders to file amended tax returns.

The Fund will be treated as a regular corporation, or a "C" corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Given the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Code. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP units. Similarly, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its holders common stockholders, which may be treated as a return of capital for tax purposes to the extent of the common stockholders' bases in the Fund's Common Stock. To the extent that distributions to common stockholders are treated as a return of capital, their basis in the Fund's Common Stock will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale of such shares of Common Stock. However, there can be no assurance that the Fund's expectations will be realized. If these expectations are not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common stockholders. Additionally, a greater portion of distributions to the Fund's common stockholders would be treated as a taxable dividend, as opposed to a return of capital for tax purposes. Unlike traditional closed-end funds, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income and franchise taxes.

The Fund may invest without limit in securities of foreign issuers, including securities of emerging market countries. The Fund may invest in foreign securities that are denominated in U.S. dollars or foreign currencies.

The Fund may invest without limit in illiquid securities. "Illiquid securities" are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.

The Fund may invest in debt securities rated by a nationally recognized statistical rating organization ("NRSRO") as investment grade (such as BBB or above by Standard & Poor's Ratings Services ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's")) or below investment grade (such as below BBB by S&P or below Baa by Moody's) or, that are unrated but judged to be of comparable quality by the Subadviser. If the rating of a debt security is downgraded after the Fund purchases it (or if the security is no longer rated), the Fund will not have to sell the security, but the Fund will consider this downgrade in deciding whether it should continue to hold the security. Obligations rated below investment grade have speculative characteristics and are often referred to as high yield or "junk" bonds.

The Fund's non-MLP investments include stocks and fixed income obligations, such as corporate and government bonds and money market instruments.

The Fund's investments may be of any market capitalization. The Fund may invest in IPOs. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund also concentrates in the energy sector, which means it can invest 25% or more of its total assets in that sector.

The Fund is permitted to invest up to 20% of its Investable Assets in derivatives, however, investment in derivatives generally is not a principal strategy of the Fund. Under normal market conditions and subject to the period in which the Fund is investing the initial proceeds of this offering, the Fund generally does not expect to invest more than 5% of its Investable Assets in derivatives. The Fund's investments in derivatives will be primarily for hedging, but also may be for investment or leverage purposes, or to manage interest rates of the Fund's portfolio. Based on market conditions and the amount of proceeds raised in the offering, the Fund could use derivatives (such as index and total return swaps) during the period in which it is investing the initial proceeds of this offering. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including index and total return swaps), and other derivative instruments. Such derivative investments are described in "Investment Objective and Policies—Portfolio Composition" in this prospectus and "Investment Policies and Techniques—Portfolio Composition" in the SAI.

Certain portfolio management techniques, such as writing swaps or selling futures contracts, may be considered senior securities under the 1940 Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records a sufficient amount of assets to cover the obligations. If the Fund utilizes these portfolio management techniques, it intends to segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. Although under no obligation to do so, the Fund intends to cover its commitments with respect to such a technique should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered senior securities for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment in the Common Stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive capital appreciation and income by investing in a professionally managed portfolio comprised primarily of MLP investments. The Subadviser provides professional management, which includes the extensive analysis needed to invest in MLP investments. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, including simplified tax reporting compared to direct MLP investments. However, the potential benefits of investment in shares of Common Stock of the Fund, as opposed to direct investment in MLPs, may be offset as a result of the

Fund's treatment as a regular corporation for U.S. federal income tax purposes. These benefits also are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. Additionally, the Subadviser intends to enhance the yield of the Fund's Common Stock by leveraging the Fund's capital structure. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors—Leverage Risk" and "Leverage."

Investment Process—MLP Investments

In deciding which investments to buy, Jennison's portfolio management team relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates' competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the investment's degree of liquidity factor into the portfolio managers' decision calculus, as well.

The portfolio management team also monitors wider industry dynamics and interacts continually with Jennison's Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas plays or a shift in regulatory or tax policy, which could affect potential or current positions.

Portfolio Composition

Under normal circumstances, the Fund's portfolio is expected to be composed principally of the following investments.

Master Limited Partnerships. An MLP is an entity generally receiving partnership taxation treatment under the Code, and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes, and all income and tax items flow through to the partners.

Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. See "Risk Factors—Master Limited Partnership Risk."

To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Many of the MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. The Fund may invest in "downstream," "midstream" and "upstream" MLPs. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminating of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

MLPs Structured as Limited Liability Companies. Some energy companies in which the Fund may invest have been organized as limited liability companies ("MLP LLCs"). Such MLP LLCs are generally treated in the same manner as MLPs organized as limited partnerships for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC's success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units typically trade on a national securities exchange or over the counter ("OTC"). In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

MLPs Taxed as "C" Corporations. Some MLPs are organized as limited partnerships or limited liability companies but are taxed as "C" corporations that are subject to corporate income tax to the extent they recognize taxable income and are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income and franchise taxes. Investments in units of MLPs that are taxed as "C" corporations may not offer the advantageous tax characteristics of investments in other MLPs.

MLP Affiliates and I-Units. The Fund may invest in equity and debt securities that represent an indirect interest in an MLP issued by affiliates of the MLP, including the general partners or managing members of MLPs and companies that own MLP general partner interests. Such issuers may be organized and/or taxed as "C" corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unit holders. I-Units are typically traded on the New York Stock Exchange. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner or managing member are designed to encourage the general partner, who controls and operates the MLP, to maximize the MLP's cash flow and increase distributions to the limited partners or members, as applicable. Due to the IDRs, general partners or managing members of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Equity Securities. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the National Association of Securities Dealers Automated Quotations ("NASDAQ"). The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions or PIPEs. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a MQD from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or OTC, and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units receive distributions that are either equal to the MQD, or set at a fixed rate that is above the MLP's current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

PIPEs. The Subadviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Subadviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers with greater flexibility in structure and timing as compared to public offerings. Some of the reasons MLPs choose to issue equity through private placements are highlighted below:

Effective Acquisition Funding Vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

Eliminates or Reduces Equity Overhang Issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.

Broadens Investor Base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

Greater Structural Flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Subadviser to be likely to remain an important funding component in the MLP sector.

Avoided Cost and Uncertainty of Public Equity Issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

More Expedient Process with Limited Marketing Requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

Equity and Equity-Related Securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund's investment objective. Equity securities held by the Fund may be illiquid.

Preferred Securities. Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accumulate. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Subadviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Private Placements and Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act, or that are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Exchange-Traded Funds (ETFs) and Exchange-Traded Products (ETPs). The Fund may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Fund may invest in ETPs. ETPs, like ETFs, are traded on major exchanges. ETP returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETP.

Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust's capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in royalty trusts that are traded on stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to stockholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on oil and gas prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil or gas prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The Subadviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term. However, recently, gas prices have been declining. Declining crude oil prices may cause the Fund to incur losses on its investments in royalty trusts. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When the Fund invests in foreign royalty trusts, it will also be subject to foreign securities risks. See "Risk Factors—Foreign Instruments Risk" and "Risk Factors—Royalty Trust Risk."

Warrants and Other Rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Portfolio Turnover. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. A high turnover rate (100% or more) generally results in greater expenses to the Fund and may result in realization of net short-term capital gains by the Fund.

Initial Public Offerings. The Fund may participate in the IPO market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of the Fund depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Illiquid Securities. The Fund may invest in instruments that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale, although the Fund does not expect to invest significantly in illiquid securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain illiquid securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Subadviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the NAV in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement.

As a result of exercising its remedies following a borrower's default, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Foreign Instruments. Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign instruments may trade on days when shares of the Common Stock are not priced, NAV can change at times when Common Stock cannot be sold.

To the extent the Fund invests in issuers of emerging market countries, issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about foreign issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadviser may not be able to sell the Fund's portfolio securities in amounts and at prices it considers reasonable. The economies of foreign countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Certain of the Fund's investments in foreign instruments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risk Factors—Foreign Instruments Risk."

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. The Subadviser expects, consistent with the Fund's investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Subadviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the Subadviser may use investment techniques and instruments that are not specifically described herein. If the Subadviser uses a new security or investment technique to a significant extent, the Fund will disclose the expected use of the new security or other investment technique in its semi-annual or annual reports to stockholders.

Other Investments and Strategies

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Investing in Small, Unseasoned Issuers. The Fund may invest in the securities of small, unseasoned issuers. These are companies that have been in operation for less than three years, including the operations of any predecessors. Companies with shorter operating histories may have more risk associated with their viability as an on-going concern during times of adverse economic or industry conditions than more established companies. Small, unseasoned issuers may have limited financial resources. They may have limited trading markets, which could adversely affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them. For these reasons, securities of small, unseasoned issuers tend to be more volatile than securities of established companies, and can increase the Fund's overall portfolio risk.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Debt Securities. The Fund may invest in debt securities rated by a NRSRO as investment grade (such as BBB or above by S&P or Baa or above by Moody's) or below investment grade (such as below BBB by S&P or below Baa by Moody's).

If the rating of a debt security is downgraded after the Fund purchases it (or if the security is no longer rated), the Fund will not have to sell the security, but the Fund will consider this downgrade in deciding whether it should continue to hold the security. Obligations rated below investment grade have speculative characteristics and are often referred to as high yield or "junk" bonds.

The Fund may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. The Fund considers fixed income instruments to include fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments, payment in-kind securities and similar instruments and securities. Fixed income instruments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

High Yield Instruments or "Junk" Bonds. High yield fixed income instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated instruments. High yield instruments may be regarded as predominantly speculative with respect to the issuer's continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments. Fixed income instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more rating organizations.

The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower quality fixed income instruments tend to be more sensitive to general economic conditions.

Unrated Debt Securities. The Fund may purchase unrated debt securities. Unrated debt securities may be less liquid than comparable rated instruments and involve the risk that the Subadviser may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield instruments may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objective may depend more heavily on the Subadviser's credit analysis to the extent that the Fund invests in below investment grade quality and unrated fixed debt securities.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the "U.S. Treasury"); others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts known as "REITs." REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Code. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Subdviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Subadviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund's obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund's use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund's use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund's Investable Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Derivatives. The Fund intends to use instruments referred to as derivative instruments. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives, however, investment in derivatives generally is not a principal strategy of the Fund. Under normal market conditions and subject to the period in which the Fund is investing the initial proceeds of this offering, the Fund generally does not expect to invest more than 5% of its Investable Assets in derivatives. The Fund expects to use derivatives during the period in which it is investing the initial proceeds of this offering. The Fund's investments in derivatives will be primarily for hedging, but may also be used for investment or leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which could sometimes be greater than the derivative's cost. The use of certain derivatives involves substantial economic leverage.

The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the Subadviser's guidelines). The Fund does not limit the amount of assets that may be exposed to any one counterparty. The Subadviser maintains additional counterparty creditworthiness standards based upon a credit analysis process. Criteria include the financial and operational stability of the broker/dealer, as well as execution, clearance, and settlement capabilities, and commission rates (if applicable) and other costs.

Swap Agreements. Based on market conditions, the Fund expects to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement not cleared through a central authority will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging. Further, with respect to swaps cleared through a central counterparty, the Fund will be subject to daily "variation" and "initial" margin requirements set by the central clearing counterparty and the Fund's clearing broker.

Segregation and Cover Requirements. As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain kinds of derivatives that could be considered "senior securities" as defined in Section 18(g) of the 1940 Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund's maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Futures Contracts. Based on market conditions, the Fund expects to enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund's assets used to take the position. The Fund may therefore use futures as a form of leverage and may be exposed to the associated risks. See "Risk Factors—Leverage Risk."

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes, and the nature of the strategies adopted by the Subadviser and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund's records or deposited in a segregated account with the Fund's custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest include short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's Investable Assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The market value of the securities loaned is determined at the close of each business day. Any additional required collateral is allocated to the Fund on the next business day. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning a return either directly from the borrower or on the invested collateral. The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions. See "Leverage" and "Risk Factors—Leverage Risk."

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

LEVERAGE

The Fund anticipates using leverage to help achieve its investment objective. The Fund may seek to enhance the level of its current distributions to its common stockholders through the use of leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of shares of preferred stock or notes and reverse repurchase agreements. Following the completion of the Fund's initial public offering of common stock and subject to prevailing market conditions, the Fund currently intends to initially leverage through a credit facility representing approximately [     ] % of the Fund's total assets immediately after their issuance, but reserves the right to leverage to the extent permitted by the 1940 Act.

Under the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to 33 1/3% of the Fund's Investable Assets immediately after such borrowings. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to

50% of the Fund's Investable Assets, including leverage obtained through the use of borrowings, immediately after such issuance. In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including index and total return swaps) and other derivative instruments.

There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund's assets such borrowings will represent. The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund's leveraging strategies will be successful. See "Risk Factors—Leverage Risk." The Fund generally will utilize leverage only if it anticipates that the Fund's leveraged capital structure would result in a higher return to the common stockholders than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its Investable Assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PI, as permitted by applicable law. When the Fund is utilizing leverage, the fees paid to PI and the Subadviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any.

The Fund's use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short term nature of the Fund's borrowing compared to the longer term nature of its investments. If the Investable Assets of the Fund are invested in higher yielding portfolio investments, the common stockholders will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Fund's Common Stock is expected to decline in value.

Leverage creates risks for the common stockholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the common stockholders and increased operating costs, which may reduce the Fund's total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund's net asset value may decline and the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, PI and/or the Subadviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the Common Stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PI and the Subadviser do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Subadviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede PI or the Subadviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or shares of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years' dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Directors until all dividends in arrears have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund's affairs.

Under the 1940 Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund's indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the 1940 Act requires (in certain circumstances) that holders of the Fund's senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the 1940 Act are not met.

The Fund's willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on PI's or the Subadviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under "Management and Advisory Arrangements," during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to PI and the Subadviser for management and investment subadvisory services, respectively, will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund's Investable Assets, which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any. Consequently, the Fund and PI or the Subadviser may have differing interests in determining whether to leverage the Fund's assets. The Board will monitor this potential conflict.

Effects of Leverage

Assuming the utilization of leverage by borrowings in the amount of approximately [     ]% of the Fund's Investable Assets, and an annual interest rate of [     ] % payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be [     ]%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table, furnished in response to requirements of the SEC, is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by borrowings in the amount of approximately [     ] % of the Fund's Investable Assets, assuming hypothetical annual returns of the Fund's portfolio of -10%, -5%, 0%, 5% and 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

The table further reflects the use of leverage in an amount equal to [     ] % of Investable Assets, net of expenses, the Fund's currently projected annual interest payments on borrowed funds of [     ]%. The Common Stock must experience an annual return of [     ]% in order to cover the rate of annual interest payments on borrowed funds or other forms of indebtedness, if any.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	.00%	5.00%	10.00%
Corresponding Return to Common Stockholder	%	%	%	%	%

Until the Fund borrows or issues shares of preferred stock, the Fund's Common Stock will not be leveraged (excluding any effective leverage), and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund's investment objective and policies.

Common Stock total return is comprised of two elements—the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any interest on borrowings) and gains or losses on the value of the securities and instruments the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the net investment income it earns on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund's Common Stock may be speculative in that it involves a high degree of risk and should not constitute an investor's complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund's Common Stock may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund's business, financial condition and results of operations could be materially and adversely affected. If this were to happen, the price of the Common Stock could decline significantly and you could lose all or a part of your investment. This section does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. Because the market price of the Fund's Common Stock will fluctuate, there is a risk that you will lose money.

Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions, including notably the recent European sovereign debt crisis and the S&P downgrading of the long-term sovereign credit rating on the United States, that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock.

On July 21, 2010, President Obama signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission ("CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is difficult to predict the ultimate impact of the Dodd-Frank Act on the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's, PI's and the Subadviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, PI and the Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. See "—Derivatives Risk."

Prudential Financial, Inc. ("Prudential"), the parent company of PI and the Subadviser, was designated a systemically significant company by the newly established Financial Stability Oversight Council (the "Council") and could be subject to stricter prudential standards, including stricter requirements and limitations relating to risk-based capital, leverage, liquidity and credit exposure, as well as overall risk management requirements, management interlock prohibitions and a requirement to maintain a plan for rapid and orderly dissolution in the event of severe financial distress. Failure to meet defined measures of financial condition could result in substantial restrictions on Prudential's business. Prudential could also become subject to stress tests to be promulgated by the Board of Governors of the Federal Reserve System ("FRB"), which could cause Prudential to alter its business practices or affect the perceptions of regulators, rating agencies, customers, counterparties or investors as to its financial strength. Such designation could impact the ability of PI and the Subadviser to provide services to the Fund.

Additionally, the Council could recommend new or heightened standards and safeguards concerning activities or practices engaged in by Prudential and other financial services companies. It cannot be known whether any such recommendations will be made or what, if any, effect they would have on the business, results of operations, cash flows or financial condition of Prudential, PI or the Subadviser.

U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. In addition, at any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. PI and the Subadviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

Instability in the credit markets has made it more difficult for a number of issuers of fixed income instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of fixed income instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Such developments could, in turn, reduce the value of investments owned by the Fund and the ability of the Fund to effectively use leverage for investment purposes and adversely affect the NAV and market price of the Fund's Common Stock.

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from NAV Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as "trading at a discount." This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's initial public offering. As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Stock, whether an investor will realize gains or losses upon the sale of the Common Stock will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the purchase price paid by the investor for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above NAV or at, below or above the Fund's initial public offering price. The NAV of the Fund, however, is expected to be reduced immediately following the Fund's initial public offering as a result of the payment of offering costs and related expenses by the Fund. In addition, the NAV of the Fund does not include the sales load paid by stockholders who purchase shares of Common Stock in the Fund's initial public offering. As with any security, a complete loss of your investment is possible.

In order to reduce any discount, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs. The Fund cannot guarantee or assure that the Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

Investment, Management and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. The value of your investment may decrease if judgments by the Subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk. See "Leverage" and "—Leverage Risk."

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Many of the Fund's investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund's ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund.

The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.

Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund's investments in an MLP will vary depending on the underlying industry represented by the MLP's portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP's results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.

The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.

Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board.

Equity Securities Risk. The value of a particular security could go down due to general market or economic conditions and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Prices and volatilities of I-Units tend to correlate to the price of common units. Holders of I-Units are subject to the same risks as holders of MLP common units. In addition, I-Units may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Units may display volatile or erratic price movements. In addition, I-Units often may be subordinated in terms of liquidation rights to MLP common units.

Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Energy Sector Risks. Many MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. As a result, the Fund will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:

Commodity Pricing Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.

Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP's ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Depletion Risk. Energy reserves naturally deplete as they are consumed over time. MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Environmental and Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.

There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could be enacted in the future that would significantly increase compliance costs and remediation costs, thus adversely affecting the financial performance of MLPs. MLPs may not be able to recover remediation costs from insurance.

Hydraulic fracturing, or "fracking," is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain MLPs and other companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate green house gases and that are managed or produced by MLPs in which the Fund may invest.

Weather Risk. Weather plays a role in the seasonality of some MLPs' cash flows. MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11, 2001 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to stockholders.

Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Industry Specific Risks. MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry in which they operate.

Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.

Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act of 1990, as amended.

Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Marine Transportation. Marine transportation (or "tanker") companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund's portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Tax Risk. Tax risks associated with investments in the Fund include but are not limited to the following:

Master Limited Partnership Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment in the MLP and lower income to the Fund.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP's tax credits, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to stockholders.

The portion of an MLP's distributions to the Fund which are not derived from the MLP's taxable income (return of capital distributions) generally will not be taxable to the Fund unless the amount distributed exceeds the Fund's basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund's adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Distributions from an MLP to the Fund in excess of the Fund's basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLP's tax deductions, by its share of the MLPs' tax credits or by the Fund's net operating losses or net operating loss carryforwards, if any. The percentage of an MLP's income that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to stockholders. If the amount of the Fund distribution to U.S. stockholders exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. stockholders' tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. stockholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. stockholder from the Fund that constitutes a return of capital will decrease the U.S. stockholder's tax basis in his, her or its Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. stockholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's stockholders may be taxable, even though the stockholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund's stockholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital for tax purposes from the MLPs will not be known until the Fund receives a Schedule K-1 for that year with respect to each of its MLP investments. The Fund's tax liability will not be known until the Fund completes its annual tax return. The Fund's tax estimates could vary substantially from the actual liability and therefore the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to stockholders.

Fund Structure Risk. Unlike traditional closed-end funds that are generally structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income and franchise taxes.

Over the long term, the Fund intends to distribute substantially all of the Fund's distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses. The Fund currently anticipates making distributions to its stockholders each fiscal quarter out of legally available funds. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. Such sales could result in the Fund's recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund's current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund stockholders being treated as dividends. This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.

Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund's stockholders. For example, Congress could take action which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund's ability to pay distributions treated as return-of-capital distributions (for tax purposes) or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

Tax Estimation/NAV Risk. Because the Fund is treated as a regular corporation, or a "C" corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund's NAV, the Fund will account for its current taxes and deferred tax liability and/or asset balances.

The Fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund's NAV which could have an effect on the market price of the shares. Upon the Fund's sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Deferred tax assets may constitute a relatively high percentage of the Fund's NAV, thereby increasing the Fund's NAV which could have an effect on the market price of the shares. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund's deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund's deferred tax asset. To the extent a valuation allowance differs from the estimates of the Fund used in calculating the Fund's NAV, the application of such valuation allowance could have a material impact on the Fund's NAV which could have an effect on the market price of the shares.

An estimate of current taxes and deferred tax liability and/or asset balances is dependent upon the Fund's net investment income and unrealized gains on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of current taxes and deferred income tax liability and/or asset balances cannot be reliably predicted from year to year. As of the date of this prospectus, the Fund had not yet commenced investment operations, and therefore had no current taxes and deferred tax assets or liabilities.

The Fund's deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund's current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund's estimates regarding its current taxes and deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund's current taxes and deferred tax liability and/or asset balances used to calculate the Fund's NAV could vary dramatically from the Fund's actual tax liability or benefit, and, as a result, the determination of the Fund's actual tax liability or benefit may have a material impact on the Fund's NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund's MLP investments or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's NAV and results of operations with respect to the Fund's stockholders in the period it is recorded, even though the stockholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.

The Fund may acquire its portfolio assets in varying increments at different prices over time, and the tax basis of each security may vary depending on the Fund's receipt of one or more distributions characterized as returns of capital during the Fund's holding period of that security. The tax basis of a security may differ significantly from the original cost or the current market value of the security, which if sold, may subject the Fund to taxation on the value received in excess of the adjusted tax basis, even if the sale price of the security is lower than its original acquisition cost. Additionally, distributions of earnings realized by the Fund from the sale of the security would generally be treated as taxable dividend income, as opposed to a non-taxable return of capital. It will be difficult to monitor the adjusted tax basis of each individual security in the portfolio, and therefore difficult to estimate the potential for embedded taxable gains if a security were to be sold at the current market price.

PIPEs Risk. The Fund may invest in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC's preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Smaller Companies Risk. Even the larger MLPs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. The Fund considers small to medium-sized companies to be companies with market capitalization ranges that are the same as the companies within the Russell 2000 Index. MLP shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

Strategy Risk. The Fund's strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a "C" corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its stockholders. In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the Fund's accounting, tax and valuation practices, which, in turn, could have material adverse consequences on the Fund and its stockholders.

Delay in Use of Proceeds Risk. Although the Fund intends to invest the proceeds from the sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP investments may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. Government securities, pending investment in MLP investments. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. See "Use of Proceeds."

Valuation Risk. The value of certain of the Fund's investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies, will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of such security. See "Net Asset Value."

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to common stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Competition Risk. A number of alternatives exist for investing in a portfolio of MLP investments, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make distributions or interest payments.

Initial Public Offering Risk. The Fund may participate in the IPO market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates risks for the common stockholders, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations.

To the extent the Fund invests in debt instruments or other credit instruments with a fixed coupon, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund issues preferred stock or debt securities (or borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund's fixed income rate investments may be worth less as interest rates rise. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

The Fund may issue preferred stock and/or notes or other debt securities as a form of leverage. These means of obtaining leverage would be senior to the Fund's Common Stock, such that holders of preferred stock and/or notes or other debt securities would have priority over the common stockholders in the distribution of the Fund's assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is issued and outstanding, holders of the preferred stock would elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund's affairs. If the preferred stock is limited in its term, redemptions of such preferred stock could require the Fund to liquidate its investments and would reduce the Fund's use of leverage, which could negatively impact the Fund. In addition, if the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders or to repurchase its stock may be limited by the terms of any such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law, the Fund's lenders and any NRSROs rating the securities.

The Fund will bear all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes or other debt securities issued by the Fund, including higher management and advisory fees. As a result, the Fund cannot assure you that the issuance of preferred stock and/or notes or other debt securities will provide a higher yield or return to the common stockholders. If the Fund offers and/or issues preferred stock and/or notes or other debt securities, the costs of the offering will be borne immediately by the Fund and result in a reduction of the Fund's NAV.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund.

There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

•  the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•  magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

•  when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and the Subadviser, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's Investable Assets (which includes any assets attributable to borrowings and the issuance of preferred stock or notes or other debt securities by the Fund, if any), and may provide a financial incentive to PI and/or the Subadviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

•  leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund's NAV and the total return to common stockholders.

If the Fund issues preferred stock and/or notes or other debt securities, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more NRSROs, which may issue ratings for the preferred stock and/or notes or other debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund's ability to achieve its investment objective.

Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. The value of the equity securities of the royalty trusts in which the Fund may invest may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities depends on factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Preferred Securities Risk. The Fund may invest in preferred securities. In addition to many of the risks associated with both fixed income securities and common stock or other equity securities, preferred securities are also subject to deferral risk. Deferral risk refers to provisions typically contained in preferred securities that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

REIT Risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid than those of larger companies. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which will further subject the Fund to the risks of direct ownership described above. Qualification of a U.S. issuer as a REIT (a "U.S. REIT") involves the application of highly technical and complex provisions under the Code for which there is limited guidance. The Fund is subject to the risk that a U.S. REIT will fail to qualify as a REIT in which case the U.S. issuer would be subject to U.S. federal income tax at regular corporate rates. Even if a U.S. issuer qualifies as a REIT, it may have other tax liabilities. An investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund's pro rata share of any such taxes will reduce the Fund's return on its investment. Dividends paid by a U.S. REIT to a U.S. corporate stockholder of the U.S. REIT generally are not eligible for the dividends received deduction generally available to U.S. corporate stockholders.

Illiquid and Restricted Securities Risk. The Fund may invest in illiquid securities, such as PIPEs. The Fund generally considers "illiquid securities" to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. When the Fund holds illiquid investments, the portfolio may be harder to value. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's NAV and ability to make dividend distributions.

Other Investment Company Risk. Subject to the limitations set forth in the 1940 Act and the Fund's governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies. When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies.

Foreign Instruments Risk. A fund that invests in foreign (non-U.S.) instruments may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries and generally fewer investors on foreign exchanges. Therefore, it may be difficult for the Fund to buy and sell securities on foreign exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S. Investments in foreign instruments (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Foreign companies are also generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign instruments may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign instruments may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Certain of the Fund's investments in foreign instruments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund's returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The risks of foreign investment are greater for investments in securities of issuers in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market instruments should be considered speculative.

Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Derivatives Risk. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives, however, the Fund generally does not expect investment in derivatives to be a principal investment strategy, and the Fund generally does not expect that more than 5% of the Fund's Investable Assets will be exposed to the risks of derivatives. The Fund's investments in derivatives will be primarily for hedging, but may also be for investment or leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. Derivative transactions (such as swaps and options) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements, illiquidity, increased volatility and counterparty risk.

Swap Agreement Risk. The Fund intends to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearing houses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to its clearing member FCMs.

As a result of new rules adopted by the CFTC in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearing house as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could affect this comparison.

In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swaps may be considered illiquid by the Fund. As described above, although both over-the-counter and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. With respect to bilateral swaps, the Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser's current credit standards for OTC counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund's liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Further, the Fund may be subject to an additional degree of risk with respect to defaults by the Fund's counterparty to a swap transaction. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund's ability to use swap agreements.

Regulators will require most liquid swaps to be traded and executed on trading facilities. Certain CFTC-regulated derivatives trades are expected to be subject to these rules starting in early to February 2014. It is not yet clear when the parallel SEC requirements will go into effect. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

General Risks Associated with Derivatives. The Fund uses derivatives including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to:

•  Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

  If the Fund's counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•  Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the "CEA") requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and futures and options contracts, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, for both cleared swaps and futures and options contracts, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's customers for the relevant account class.

  Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer.

  With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of a clearing member at the clearing organization to satisfy payment obligations to the clearing organization of a defaulting customer of the clearing member that also defaults on its payment obligations to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default of the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

•  Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•  Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments. Although both over-the-counter and exchange-traded derivatives markets may experience lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

•  Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and the Subadviser to predict pertinent market movements, which cannot be assured.

•  Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•  Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Act, requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the CFTC has recently rescinded certain exemptions from registration requirements under the CEA that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, the Manager may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC with respect to the Fund. In the event the Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses. However, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term "commodity pool operator" under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, the Manager is not required to register as a "commodity pool operator" with respect to the Fund.

  It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and

Freddie Mac have been operating under conservatorship, with the FHFA acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate.

Debt Securities Risk. The Fund may invest in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities. In addition to the other risks described herein, debt securities are also subject to certain risks, including:

Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Interest Rate Risk. The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of debt securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund's value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund's instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security's sensitivity to changes in the general level of interest rates (or yields). Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 4% if interest rates fall by 1%. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund's income and distributions to stockholders. This is known as prepayment or "call" risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Stock price or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance. See "—Interest Rate Risk" above and "—Credit Risk" below.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund's investments in below investment grade quality securities and instruments (commonly referred to as "high yield" securities or "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Such instruments are either rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO or, if unrated, considered by the Subadviser to be of comparable quality at the time of investment.

Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund's business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser's judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a security, the more likely its value will decline. Changes by rating agency in its rating of instruments and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments. The prices of lower grade instruments generally are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. High yield fixed income instruments are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Refinancing Risk. This is the risk that one or more issuers of debt securities in the Fund's portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund's NAV, Common Stock price or overall return.

Income Risk. The income the common stockholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's holdings could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Potential Conflicts of Interest Risk. The Subadviser's investment team is often responsible for managing the Fund as well as one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Subadviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Subadviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Subadviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Subadviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Subadviser conducts periodic reviews of trades for consistency with these policies.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world had a disruptive effect on the securities markets, resulted in market volatility and may continue to result in market volatility. These events may also have long-term effects on the U.S. economy, the stock market and world economies and markets generally. Similar events in the future may have an adverse effect on the U.S. and global economies and securities markets and could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Stock. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Stock or the NAV of the Fund.

Risks Associated with Fund Distribution Policy. The Fund intends to make a level dividend distribution each quarter to the common stockholders. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund's NAV and, over time, potentially increase the Fund's expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time without stockholder approval by the Board.

If the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders may be limited by the terms of any such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law, the Fund's lenders and NRSROs.

Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. The Fund will use repurchase agreements primarily for cash management purposes. While repurchase agreements involve certain risks not associated with direct investments in fixed income instruments, the Fund follows procedures that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by PIM. In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements Risk. The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.

Natural Resources Risk. The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the Fund more than would occur in a diversified fund.

Anti-Takeover Provisions. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Board into three classes, serving staggered three-year terms, and authorizes the Board to cause the Fund to issue additional shares of common stock. The Board also may classify or reclassify any unissued shares of common stock into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares.

The Fund's charter provides that, subject to the rights of holders of any class or series of preferred stock, a director of the Fund may be removed only for "cause," and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. These provisions, when coupled with the exclusive power of the Board to fill vacancies on the board, generally preclude the Fund's stockholders from (i) removing incumbent directors except for cause and with a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees, unless enough vacancies exist such that a stockholder vote is required under the 1940 Act. Under the 1940 Act, (a) the Board may only fill a vacancy if, immediately after filling the vacancy, at least two-thirds of the Directors have been elected by stockholders, and (b) if at any time less than a majority of the Board was elected by stockholders, a meeting of stockholders must be held as promptly as possible (but in any event within 60 days) in order to elect Directors to fill any existing vacancies on the Board, unless the SEC extends such period by order.

Under Maryland law and the Fund's charter, the dissolution of the Fund, amendments to its charter, a merger or consolidation of the Fund, a sale of all or substantially all of the Fund's assets and a statutory share exchange generally must be approved by the affirmative vote of a majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that certain matters, including certain transactions that would result in a change of control of the Fund, must instead be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast generally in the election of directors, with holders of each class of the Fund's stock voting as a separate class, unless the matter has been approved by at least two-thirds of the Fund's continuing directors as defined in the Fund's charter. In addition, a majority of the entire Board may, without any action by the Fund's stockholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Dependence on Key Personnel Risk and Management Risk. The Manager and the Subadviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Manager or the Subadviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Manager and/or the Subadviser might not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Manager or the Subadviser in the future. Especially with respect to the Fund's private debt investments, there can be no assurance that all relevant factors that would be material to an investment decision will be uncovered.

Securities Lending Risk. The Fund may lend its portfolio securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by Prudential Investment Management, Inc. ("PIM") to be creditworthy and when, in the judgment of PIM, the income that can be earned from such securities loans justifies the attendant risk. PIM will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board.

The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of loss in securities lending transactions. See "Leverage" and "—Leverage Risk." Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Temporary Defensive Strategies Risk. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

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The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund. The directors of the Fund (the "Directors") are divided into three classes, serving staggered three-year terms. Any vacancy on the Board may be filled only by a majority of the remaining Directors, unless the 1940 Act requires the election of one or more such directors by stockholders.

Manager

The Manager of the Fund is PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PI and its predecessors have served as a manager or administrator to investment companies since 1987. PI currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of June 30, 2014, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of June 30, 2014, PI had total assets under management of approximately $248.9 billion.

Pursuant to a Management Agreement with the Fund (the "Management Agreement"), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of the Subadviser and the renewal of its contract. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian and transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, the Fund pays PI a monthly fee at the annual rate of [     ] % of the average daily value of the Fund's Investable Assets. "Investable Assets" refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. For purposes of this calculation, average daily value of the Fund's Investable Assets is determined at the end of each month on the basis of the average value of the Fund's Investable Assets of the Fund for each day during the month.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the 1940 Act.

The basis for the Board's initial approval of the Fund's management and subadvisory agreements will be provided in the Fund's initial report to the common stockholders. The basis for subsequent continuations of the Fund's investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the common stockholders for the periods during which such continuations occur.

Subadviser

Jennison is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2014, Jennison managed in excess of $185 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

PI has entered into a subadvisory agreement with Jennison relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI, or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, PI pays Jennison a monthly fee at the annual rate of [     ] % of the average daily value of the portion of the Fund's Investable Assets managed by Jennison. For purposes of this calculation, average daily value of the Fund's Investable Assets is determined at the end of each month on the basis of the average value of the Fund's Investable Assets of the Fund for each day during the month.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund's investment strategy. Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

Ubong "Bobby" Edemeka and Shaun Hong, CFA are the portfolio managers of the Fund and generally have final authority over all aspects of the Fund's investment portfolio including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He is a portfolio manager of Jennison's income and infrastructure strategies. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, where he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst on the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential's investment management training program. Mr. Edemeka received his BA in government from Harvard University.

Shaun Hong, CFA is a Managing Director of Jennison. Mr. Hong joined Jennison in September 2000. He is a portfolio manager of Jennison's income and infrastructure strategies. Mr. Hong joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential's public equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his BS in industrial management from Carnegie Mellon University. Mr. Hong is a member of the New York Society of Security Analysts and CFA Institute.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [PI has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole stockholder of the Fund as of the date of this prospectus.] PI may also be considered a control person of the Fund under the 1940 Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the NYSE (generally, 4:00 pm Eastern Time). The Fund determines the NAV per share of Common Stock by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock, if any, and dividends payable) by the total number of shares of Common Stock outstanding.

The Fund's portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the last traded price determined by the exchange.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may invest in open-end investment companies. With respect to the Fund's investment in open-end investment companies, excluding ETFs (which are traded on an exchange), the Fund's net asset value is calculated based upon the net asset values of such companies. The prospectuses of such open-end investment companies generally explain the circumstances under which fair value pricing is used and the effects of using fair value pricing.

If the Fund determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more investments held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security or other asset is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee ("Valuation Committee") consisting of representatives of the Manager and the Subadviser, who may attend, or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Manager (or Subadviser), does not represent fair value. Securities or other asset that are primarily traded outside the United States may also be subject to a fair value pricing adjustment, which may be provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets. In the event that the fair valuation of a security results in a change of $0.01 or more to a Fund's NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Fund's daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Funds' Valuation Committee that occur between regularly scheduled Board meetings.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio asset that the Fund uses to determine its NAV may differ from the quoted or published price of the investment.

Fair value pricing procedures are designed to result in prices for the Fund's investments and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will more accurately reflect the market value of an asset than the market price of such asset on that day.

DISTRIBUTIONS

The Fund intends to make a quarterly dividend distribution to the common stockholders consisting generally of substantially all of the Fund's distributable cash flow received as cash distributions from its MLP investments, and the income from other investments in which the Fund invests, less Fund expenses. To permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed. The Fund will make a distribution only if authorized by the Board and declared out of the Fund's net of assets legally available for distribution.

Due to the tax characterization of distributions and allocations of income from MLPs in which the Fund invests, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its common stockholders, which may be treated as a return of capital for tax purposes to the extent of the common stockholders' bases in the Fund's Common Stock. To the extent that distributions to a common stockholder are treated as a return of capital, such stockholder's basis in the Common Stock will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale of such shares of Common Stock. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a common stockholder's investment from an economic perspective. For a more detailed discussion of the taxation of distributions made by the Fund, please see "Tax Matters—Federal Income Taxation of Holders of the Fund's Shares—U.S. Stockholders—Receipt of Distributions."

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

The Fund is not required to maintain a stable distribution rate and/or make distributions that approximately equal the distribution rate that the Fund receives from its investments, including any income, and may decide to discontinue such payments or to change the distribution rate without providing stockholders prior notice. The Fund's initial distribution is expected to be declared approximately [45] days after the completion of this offering and paid approximately [60 to 90] days after the completion of the offering, in each case depending on market conditions and subject to authorization by the Board. See "Distributions."

The stable dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to the common stockholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the common stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. The common stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to the common stockholders, such distribution may bear on the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any preferred stock that the Fund may issue.

DIVIDEND REINVESTMENT PLAN

Unless a common stockholder elects to receive cash by contacting [                            ] (the "Plan Administrator"), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional shares of Common Stock. The common stockholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a "Dividend") in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common stockholders and may reinvest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder's Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("Newly Issued Common Stock") or (ii) by purchase of outstanding shares of Common Stock on the open market ("Open-Market Purchases") on the [insert exchange] or elsewhere. If, on the payment date for any Dividend, the closing market price per share of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as "market premium"), the Plan Administrator will invest the Dividend amount in shares of Newly Issued Common Stock on behalf of the participants. The number of shares of Newly Issued Common Stock to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share of Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as "market discount"), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. "Per share fees" include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in shares of Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in shares of Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common stockholders such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder's name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant's account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator's broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator's broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant's shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant's account under the Plan by so notifying the Plan Administrator via the Plan Administrator's website at www.[                     ], by filling out the transaction request form located at the bottom of the participant's Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant's notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund's whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value per share of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant's notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, [                      ], P.O. Box [       ], or by calling (toll free) (800)[                 ].

DESCRIPTION OF SECURITIES

The following description of the terms of the Common Stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund's charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of _________, 2014.

Title of Class	Amount of Common Stock Authorized	Amount of Common Stock Held by the Fund for its Account	Amount of Common Stock Outstanding
Common Stock	1,000,000,000 Shares	0 Shares	[ ] Shares

A majority of the entire Board may, without any action by the Fund's stockholders, approve amendments to the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund's charter authorizes the Board, subject to the terms of any class or series of stock of the Fund outstanding at the time, to classify and reclassify any unissued shares of Common Stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the stockholders' best interest.

Common Stock

General. All shares of Common Stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All shares of Common Stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Common stockholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. Shares of Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of Common Stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to common stockholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable NRSRO, in each case, after giving effect to such a distribution and (5) there is no event of default existing under the terms of any of the Fund's borrowings, in each case, after giving effect to such distributions. See "Leverage."

So long as senior securities representing indebtedness of the Fund are outstanding, stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable NRSRO, in each case, after giving effect to such a distribution. See "Leverage."

Liquidation Rights. The Fund's stockholders are entitled to share ratably in the assets legally available for distribution to the Fund's stockholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund's known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund's stock, including any preferred stock.

Voting Rights. Each outstanding share of Common Stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund's stockholders, including the election of Directors. The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund's stockholders constitutes a quorum at the meeting, unless applicable law or the Fund's charter requires a separate vote of one or more classes of the Fund's stock, in which case the presence in person or by proxy of the stockholders entitled to cast a majority of the votes entitled to be cast by stockholders of each such class on such a matter will constitute a quorum.

The Fund's charter provides that, except as may otherwise be provided in the Fund's Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund's Bylaws do not currently require a different vote to elect Directors. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund's stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of Directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of preferred stock will have the right, voting as a separate class, to elect two Directors at all times. Pursuant to the Fund's charter and Bylaws, the Board, if any, may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the [EXCHANGE] applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each fiscal year. If for any reason the Common Stock is not listed on the [EXCHANGE] (or any other national securities exchange, the rules of which require annual meetings of the Fund's stockholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price per share of Common Stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV per share of the Fund's Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund's stockholders. Any sale of Common Stock by the Fund will be subject to the requirements of the 1940 Act.

Preferred Stock

The Fund's charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into shares of other classes or series of stock, including preferred stock, without the approval of common stockholders. Common stockholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund's charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common stockholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law and the Fund's lenders.

Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times (provided that these directors may be classified) and to elect a majority of the Fund's Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years' dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Fund's Directors until all dividends in arrears on the preferred stock have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund's affairs.

Certain Provisions of the Maryland General Corporation Law and the Fund's Charter and Bylaws

The Maryland General Corporation Law and the Fund's charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. Upon the completion of the Fund's initial public offering, the Board will be divided into three classes of Directors serving staggered three-year terms. The initial terms for Directors of one of each of the three classes of directors will expire at the annual meetings of the Fund's stockholders held in each of 2015, 2016 and 2017, and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund's stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Fund's management and policies.

Election of Directors. The Fund's charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund's charter, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund's charter provides that the number of Directors will be set only by the Board in accordance with the Fund's Bylaws. The Fund's Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors. However, unless the Fund's Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law, which is one, or more than fifteen.

The Fund's charter provides that, at such time as the Fund has at least three independent Directors and its Common Stock is registered under the Securities Exchange Act of 1934, as amended, which will be upon completion of this offering, the Fund elects to be subject to a provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Pursuant to this election, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund's charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Fund's Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund's stockholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws. With respect to special meetings of the Fund's stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund's Bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws.

Calling of Special Meetings of Stockholders. The Fund's Bylaws provide that special meetings of the Fund's stockholders may be called by the Board and certain of the Fund's officers. The Fund's Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund's Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund's charter generally provides for approval of charter amendments and other extraordinary transactions by stockholders entitled to cast at majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast generally in the election of directors, with holders of each class of the Fund's stock voting as a separate class:

•  amendments to the provisions of the Fund's charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors, to fill vacancies on the Board and amend the Bylaws, and the vote required to elect or remove a Director;

•  charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company or make the Fund's Common Stock a redeemable security (within the meaning of the 1940 Act);

•  the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•  amendments to the provisions of the Fund's charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•  any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's stockholders; or

•  any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, or member of such a group (collectively "Transacting Persons"), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any amendment, proposal or transaction that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of the Fund's charter or Bylaws requires such approval. The "continuing directors" are defined in the Fund's charter as its current Directors and Directors whose nomination for election by the Fund's stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund's charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's Bylaws and to make new Bylaws.

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund's Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussion below and certain disclosure in the SAI provides general tax information related to an investment in the Common Stock of the Fund. Because tax laws are complex and often change, stockholders should consult their tax advisors about the tax consequences of an investment in the Common Stock of the Fund.

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to an investor in light of such investors particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts, U.S. stockholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, or persons that will hold Common Stock as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes.

Unless otherwise noted, this discussion assumes that you are a U.S. Stockholder and that you hold Fund shares as capital assets. For purposes of this summary, a "U.S. Stockholder" means a beneficial owner of the

Fund's shares of Common Stock that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund's shares of Common Stock will depend on the particular facts of each investor's situation. Investors are advised to consult their own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Fund's shares of Common Stock.

Federal Income Taxation of the Fund

Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund's investments will consist of investments in certain MLPs, which are generally intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its stockholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income or loss in computing the Fund's taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Fund's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to stockholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund's share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund's allocable share of such MLP's net taxable income will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items may increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of Holders of the Fund's Shares—U.S. Stockholders

Receipt of Distributions. Distributions made to stockholders by the Fund will generally constitute taxable dividends to the extent of a stockholder's allocable share of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund's share of the MLPs' taxable income. Consequently, the Fund anticipates that only a portion of the Fund's distributions will be treated as dividend income to stockholders. To the extent that distributions to a stockholder exceed a stockholder's allocable share of the Fund's current and accumulated earnings and profits, the stockholder's basis in his, hers or its shares of Common Stock with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale of such shares of Common Stock. To the extent a stockholder hold such shares of Common Stock as a capital asset and have no further basis in the shares of Common Stock to offset the distribution, such stockholder will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using an accelerated depreciation method. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (which are thereby treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions to stockholders from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to stockholders but are generally expected to be treated as "qualified dividend income" to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the stockholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the stockholder engages in certain risk reduction transactions with respect to the Common Stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate stockholders of the Fund under Section 243 of the Code. However, corporate stockholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate stockholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate stockholder's investment in shares of the Common Stock is financed with indebtedness. Corporate stockholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If a stockholder participates in the Fund's automatic Dividend Reinvestment Plan, upon the Fund's payment of a dividend to such stockholder, such stockholder will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to the stockholder under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the stockholder for the purchase of shares on its behalf on the open market. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares. Upon a sale of shares of Common Stock to a third party, stockholders generally will recognize capital gain or loss equal to the difference between the cost of such shares of Common Stock and the amount received upon the sale of such shares of Common Stock. Any such capital gain or loss will be a long-term capital gain or loss if the stockholder held the shares of Common Stock for more than one year at the time of disposition. Long-term capital gains of noncorporate stockholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and non-corporate stockholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund's shares of Common Stock will not be required to report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, shares of Common Stock generally do not constitute UBTI unless the shares of Common Stock are debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of the Fund's shares of Common Stock unless its ownership is debt-financed. In general, shares of Common Stock are considered to be debt-financed if the tax-exempt owner of the shares of Common Stock incurred debt to acquire the shares of Common Stock or otherwise incurred a debt that would not have been incurred if the shares of Common Stock had not been acquired. Similarly, the income and gain realized from an investment in the Fund's shares of Common Stock by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes. It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from sales or other taxable dispositions of Fund shares of Common Stock) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceed certain threshold amounts.

Cost Basis Reporting. Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service (the "IRS") and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Stockholders should consult their own tax advisor about federal, state and local tax consequences in light of your particular tax situation.

Federal Income Taxation of Holders of the Fund's Shares—Non-U.S. Stockholders

For purposes of this summary, the term "Non-U.S. Stockholder" means a beneficial owner of the Fund's shares that is neither a U.S. Stockholder nor a partnership.

Dividends to Non-U.S. Stockholders generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder.

Any capital gain realized by a Non-U.S. Stockholder upon a sale of shares of Common Stock will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the stockholder's trade or business in the U.S., or in the case of a stockholder who is a nonresident alien individual, the stockholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund's shares of Common Stock or, if shorter, within the period during which the Non-U.S. Stockholder has held the Common Stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Stockholder's disposition of shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund's Common Stock are regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Stockholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the Non-U.S. Stockholder's holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund's Common Stock will be subject to U.S. federal income tax on the disposition of shares of Common Stock.

Any Non-U.S. Stockholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the sale, exchange or other disposition of shares of Common Stock.

Non-U.S. Stockholders of the Fund may also be subject to U.S. estate tax with respect to their shares of Common Stock.

Withholding taxes may apply to certain types of payments made to "foreign financial institutions" (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on, and gross proceeds from the sale or other disposition of, shares of our Common Stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to noncompliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have entered into an intergovernmental agreement with the United States governing these withholding taxes and reporting requirements may be subject to different rules. Final Treasury Regulations and a other IRS guidance provide that the withholding provisions described above will generally apply to payments of dividends made on or after July 1, 2014 and to payments of gross proceeds from a sale or other disposition of stock on or after January 1, 2017. Each Non-U.S. Stockholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund's shares of Common Stock and receipt of distributions from the Fund.

Backup Withholding

Federal regulations generally require the Fund or other withholding agent to withhold and remit to the U.S. Treasury "backup withholding" with respect to dividends and the proceeds of any sale paid to you if you fail to furnish the Fund or other withholding agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return if the necessary information is provided to the IRS in a timely manner. The backup withholding rate is currently 28%.

UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom [ ], [ ] and [ ] are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of shares of Common Stock indicated below.

Underwriter	Number of Shares
Total

The underwriters are offering the shares of Common Stock subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of Common Stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

The underwriters initially propose to offer part of the shares of Common Stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $      per share under the public offering price. The underwriting discounts and commissions (sales load) of $0.90 per share are equal to 4.50% of the public offering price. Investors must pay for any shares of Common Stock purchased on or before [                 ].

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional shares of Common Stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of Common Stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional shares of Common Stock as the number listed next to the underwriter's name in the preceding table bears to the total number of shares listed next to the names of all underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds, before expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to an additional shares of Common Stock.

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$
Proceeds, after expenses, to the Fund	$	$	$	$

Offering expenses paid by the Fund (other than the sales load) will not exceed $0.04 per share of Common Stock sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, PI will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $      in total, $      of which will be borne by the Fund (or $      if the underwriters exercise their over-allotment option in full). Offering expenses paid by the Fund may include a whole or partial reimbursement to PI and/or its affiliates for distribution assistance, which may include compensation paid to wholesalers registered through Prudential Investment Management Services LLC ("PIMS"), an affiliate of PI, and other expenses relating to such wholesalers incurred in connection with the offering. Such wholesalers work with financial advisors employed by the underwriters to educate the financial advisors about the Fund. The educational services provided by those wholesalers to financial advisors are primarily in the form of meeting with and distributing marketing materials to the financial advisors.

The fees to certain underwriters described below under "—Additional Compensation to be Paid by PI" are not reimbursable to PI by the Fund, and are therefore not reflected in expenses payable by the Fund.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of shares of Common Stock offered by them.

The Fund's shares of Common Stock have been approved for listing on the [               ], subject to notice of issuance, under the ticker symbol "[     ]."

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus (the "restricted period"):

  •  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock;

  •  file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock; or

  •  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock;

whether any such transaction described in the first or third bullet above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph do not apply to:

  •  the sale of shares of Common Stock to the underwriters; or

  •  any shares of Common Stock issued pursuant to the Plan.

The restricted period described in the preceding paragraph will be extended if:

  •  during the last 17 days of the restricted period, the Fund issues an earnings release or a material news event relating to the Fund occurs, or

  •  prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The Representatives, in their sole discretion, may release the shares of Common Stock and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

In order to facilitate the offering of the shares of Common Stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the shares. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the shares compared to the price available under the over-allotment option. The underwriters may also sell shares of Common Stock in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, shares in the open market to stabilize the price of the shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the shares in the offering. These activities may raise or maintain the market price of the shares of Common Stock above independent market levels or prevent or retard a decline in the market price of the shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, PI, the Subadviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

A prospectus in electronic format may be made available on websites maintained by one or more underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the shares of Common Stock. The initial public offering price for the shares was determined by negotiation among the Fund, PI and the Representatives. There can be no assurance, however, that the price at which the shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the shares will develop and continue after this offering.

In connection with the requirements for listing the shares of Common Stock on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares.

Prior to the public offering of shares of Common Stock, PI purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The Fund anticipates that the Representatives and certain of the other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and PI, the Subadviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the shares of Common Stock, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the shares in any jurisdiction where action for that purpose is required. Accordingly, the shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ].

Additional Compensation to be Paid by PI

PI (and not the Fund) has agreed to pay [ ], from its own assets, upfront structuring and syndication fees in the amount of $[ ] for services relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) the timing of and receptivity to the Fund's initial public offering, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the overall marketing and positioning thesis for the offering of the shares of Common Stock, (iv) securing participants in the Fund's initial public offering, (v) preparation of marketing and diligence materials for underwriters, (vi) conveying information and market updates to the underwriters, and (vii) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fees paid to [ ] will not exceed     % of the total public offering price of the shares of Common Stock. These services provided by [ ] to PI are unrelated to PI's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay each of [ ] and [ ], from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the shares of Common Stock in the amount of $[ ] and $[ ], respectively. If the over-allotment option is not exercised, the upfront structuring fee paid to each of [ ] and [ ] will not exceed [ ]% and [ ]%, respectively, of the total public offering price of the shares of Common Stock. These services provided by these underwriters to PI are unrelated to PI's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring and syndication fees are calculated based on the total respective sales of shares of Common Stock by these underwriters, including those shares of Common Stock included in the underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

PI or its affiliates (and not the Fund) may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

As described above, PI or its affiliates may pay the compensation and certain expenses of sales personnel of PI's affiliates that participate in the marketing of the Fund's shares of Common Stock, including compensation paid to wholesalers registered through PIMS. Such payments to these wholesalers will not exceed [  ]% of the total public offering price of the shares of Common Stock if the over-allotment option is not exercised. PI and/or its affiliates may seek partial or full reimbursement from the Fund for such payments, as noted above, subject to the Fund's payment of offering expenses of up to $0.04 per share of Common Stock.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $[                   ] per share is equal to [     ]% of the total public offering price of the shares of Common Stock. The Fund has agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the shares of Common Stock in an amount not to exceed $[                   ] in the aggregate, which amount will not exceed [     ]% of the total public offering price of the shares of Common Stock if the over-allotment option is not exercised. The sum total of all compensation to the underwriters and compensation paid to wholesalers registered through PIMS in connection with this public offering of shares of Common Stock, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the underwriters, will not exceed 9.0% of the total public offering price of the shares of Common Stock.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

[                              ] is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of [                               ].

[                               ] serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of [                               ].

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Sidley Austin LLP, New York, New York. Certain matters of Maryland law will be passed upon for the Fund by Venable LLP, Baltimore, Maryland. [                        ] advised the underwriters in connection with the offering of the Common Stock.

REPORTS TO STOCKHOLDERS

When available, the Fund will send to the common stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________ is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of _________ is ____________________________.

(This page has been left blank intentionally.)

                Shares

Prudential Jennison MLP Income Fund, Inc.

Common Stock
$[20.00] per Share

PROSPECTUS
, 2014

[UNDERWRITERS]

Until _________, 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PICE[                   ]

The information in this preliminary statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated August 15, 2014

Prudential Jennison MLP Income Fund, Inc.

Statement of Additional Information                  , 2014

Prudential Jennison MLP Income Fund, Inc., a Maryland Corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company with no operating history.  This Statement of Additional Information (“SAI”) relating to the shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                 , 2014 (the “Prospectus”).  This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares of common stock, and investors should obtain and read the prospectus prior to purchasing such shares of common stock.  A copy of the Prospectus may be obtained without charge by calling (800) 451-6788.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund’s common stock (“Common Stock”).  Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class.  In each case, a majority of the outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable.  The Fund may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).  For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Buy or sell real estate, except that direct or indirect investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3.  Buy or sell physical commodities or contracts involving physical commodities.  The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

5.  Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities); except that the Fund will invest more than 25% of its total assets in companies conducting their principal business in industries within the energy sector.

6.  Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.  The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 1, when-issued securities, reverse repurchase agreements, dollar rolls, short sales, derivatives and hedging transactions such as interest rate swap transactions are not considered a pledge of assets or the issuance of senior securities to the extent that the Fund segregates an amount of liquid assets to cover such positions, in accordance with the requirements of the 1940 Act and guidance issued by the SEC.

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For purposes of Investment Restriction 4, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public.  Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 4 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.  Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 5, the Fund relies on the Global Industry Classification Standard (“GICS”) published by S&P in determining industry classification.  The Fund’s reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without stockholder approval.

For purposes of Investment Restriction 6, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restriction

Although not fundamental, the Fund has the following additional investment restriction which may be changed by the Board of Directors of the Fund without stockholder approval.

The Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment.  The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets.  The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the Prospectus.

Investment Objective

The investment objective of the Fund is to provide total return with an emphasis on current distributions to stockholders.  The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.  There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objective by investing primarily in master limited partnership investments (as defined below).  Under normal market conditions, at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP investments”).  This 80% policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.  The term “Investable Assets” in this SAI refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Fund’s investments may be of any market capitalization.  The Fund may invest in initial public offerings (“IPOs”).  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund also concentrates its investments in the energy sector.

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The Fund’s MLP investments generally will consist of MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; parent companies of MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units, “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles, exchange-traded products (“ETPs”) and income trusts, that provide exposure to MLP investments.  MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services.

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes.  To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.  MLPs are generally publicly traded, and as a result are subject to the SEC’s rules and regulations and make public filings like any publicly traded corporation.  The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund may invest in debt securities rated by a nationally recognized statistical rating organization (“NRSRO”) as investment grade (such as BBB or above by Standard & Poor’s Ratings Services (“S&P”) or Baa or above by Moody’s Investors Service, Inc. (“Moody’s”)) or below investment grade (such as below BBB by S&P or Baa by Moody’s) or, that are unrated but judged to be of comparable quality by the Subadviser (as defined below).

Obligations rated below investment grade have speculative characteristics and are often referred to as high yield or “junk” bonds.  If the rating of a debt security is downgraded after the Fund purchases it (or if the security is no longer rated), the Fund will not have to sell the security, but the Fund will consider this downgrade in deciding whether it should continue to hold the security.

The Fund may invest without limit in securities of foreign issuers, including securities of emerging market countries.  The Fund may invest in foreign securities that are denominated in U.S. dollars or foreign currencies.

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income.  Given the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income and franchise taxes.

The Fund may also invest in non-MLP investments. These include stocks and fixed income obligations, such as corporate and government bonds and money market instruments.

Portfolio Composition and Related Risks

Master Limited Partnerships.  An MLP is an entity generally receiving partnership taxation treatment under the Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock.  A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies.  The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions.  Due to their partnership structure, MLPs generally do not pay income taxes, and all income and tax items flow through to the partners.

Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would

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constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.  Many of the MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector.  The Fund may invest in “downstream,” “midstream” and “upstream” MLPs. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminating of natural gas, natural gas liquids, crude oil, refined products or coal.  Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services.  Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids.  The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

The Fund intends to concentrate its investments in the energy sector, which means it can invest 25% or more of its total assets in that sector.  The Fund may, however, invest in MLP entities in any sector of the economy.

MLP Equity Securities.  Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange (“NYSE”) and the National Association of Securities Dealers Automated Quotations System (“NASDAQ”).  The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions or PIPEs.  Holders of MLP common units typically have very limited control and voting rights.  Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”).  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.  In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD.  In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units.  MLPs issue different classes of common units that may have different voting, trading, and distribution rights.  The Fund may invest in different classes of common units.

MLP Subordinated Units.  Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange.  The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units.  Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.  MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights.  The Fund may invest in different classes of subordinated units.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors.  Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders.  MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation.  Convertible subordinated unitholders generally are entitled to the MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, MLP convertible subordinated units generally entail greater risk than MLP

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common units.  Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  Convertible subordinated units do not trade on a national exchange or over-the-counter (“OTC”), and there is no active market for them.  The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights as do MLP common units.  Distributions may be paid in cash or in-kind.

MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange.  The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.  In most cases, holders of preferred units receive distributions that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution.  Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

MLP Debt Securities.  Debt securities issued by MLPs may include those rated below investment grade.  The Fund may invest in MLP debt securities without regard to credit quality or maturity.  Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

MLPs Structured as Limited Liability Companies.  Some energy companies in which the Fund may invest have been organized as limited liability companies (“MLP LLCs”).  Such MLP LLCs are generally treated in the same manner as MLPs organized as limited partnerships for federal income tax purposes.  Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such MLP LLCs.  MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full.  MLP LLC common units typically trade on a national securities exchange or over the counter (“OTC”).  In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common unitholders have limited voting rights.

MLPs Taxed as “C” Corporations.  Some MLPs are organized as limited partnerships or limited liability companies but are taxed as “C” corporations that are subject to corporate income tax to the extent they recognize taxable income and are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income and franchise taxes.  Investments in units of MLPs that are taxed as “C” corporations may not offer the advantageous tax characteristics of investments in other MLPs.

MLP Affiliates and I-Units.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit-holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Other MLP Equity and Debt Securities.  The Fund may invest in equity and debt securities that represent an indirect interest in an MLP issued by affiliates of the MLP, including the general partners or managing members of MLPs and companies that own MLP general partner interests.  Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.  The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Units.  I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate.  The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP.  Thus, I-Units represent an indirect interest in an MLP.  I-Units have limited voting rights and are similar in that respect to MLP common units.  I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash

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distributions received by common unitholders.  I-Units are typically traded on the NYSE.  Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

PIPEs.  The Fund may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.  The Subadviser expects most such private securities to be liquid within six to nine months of funding, but the Fund may also invest in other private securities with significantly longer or shorter restricted periods.  PIPEs involve the direct placement of equity securities to a purchaser such as the Fund.  Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering.  Such private equity offerings provide issuers with greater flexibility in structure and timing as compared to public offerings.

Greenfield Projects.  Greenfield projects are energy-related projects built by private joint ventures formed by energy companies.  Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets.  The Fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects.  However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash.  The Subadviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.  Greenfield projects involve less investment risk than typical private equity financing arrangements.  The primary risk involved with greenfield projects is execution risk or construction risk.  Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs.  Financing risk exists should changes in construction costs or financial markets occur.  Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Income Trusts.  The Fund may invest in income trusts, including business trusts and royalty trusts.  Income trusts are operating businesses that have been put into a trust.  They pay out the bulk of their free cash flow to unitholders.  The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions.  These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date.  These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts.  A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors.  It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future.  Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities.  One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing.  Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability.  Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts.  These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts.  A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital.  The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unitholders.  Units of the royalty trust represent an economic interest in the underlying assets of the trust.  The Fund may invest in royalty trusts that are traded on stock exchanges.  Royalty trusts are income trusts that own or control oil and gas operating companies.  Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to stockholders (unitholders) in the form of monthly dividends (distributions).  As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects.  Therefore, these royalty trusts typically grow through acquisition of producing companies or

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those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.  Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation.  However, they are still exposed to commodity risk, reserve risk and operating risk.

The operations and financial condition of royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on oil and gas prices.  Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions.  A decline in oil or gas prices could have a substantial adverse effect on the operations and financial conditions of the trusts.  Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector.  In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values.  Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future.  The Subadviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term.  However, recently, gas prices have been declining.  Declining crude oil prices may cause the Fund to incur losses on its investments in royalty trusts.  In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability.  Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted.  The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time.  Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago.  Royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

Energy Sector Risks.  Many MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector.  As a result, the Fund will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector.  The energy sector has historically experienced substantial price volatility.  A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries.  At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole.  MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:

Commodity Pricing Risk.  MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short term and long term.  Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.  The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.  High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.

Supply and Demand Risk.  MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.  The volume of production of energy commodities and the volume

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of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.  Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Depletion Risk.  Energy reserves naturally deplete as they are consumed over time.  MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues.  The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to which they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves.  If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Environmental and Regulatory Risk.  The energy sector is highly regulated.  MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Such regulation can change over time in both scope and intensity.  For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.

There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations.  These include, for example:  the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for interstate pipeline transportation services.  An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material

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adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could be enacted in the future that would significantly increase compliance costs and remediation costs, thus adversely affecting the financial performance of MLPs. MLPs may not be able to recover remediation costs from insurance.  Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations.  The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain MLPs and other companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by MLPs in which the Fund may invest.

Weather Risk.  Weather plays a role in the seasonality of some MLPs’ cash flows.  MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings.  In an unusually warm winter season, propane MLPs experience decreased demand for their product.  Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11, 2001 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to stockholders.

Acquisition Risk.  MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited.  There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Asset-Based Securities.  The Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion.  These securities are referred to as “asset-based securities.”  The Fund will purchase asset-based securities only if they are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by S&P or Fitch or Aaa, Aa, A or Baa by Moody’s or commercial paper rated A-1

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by S&P or Prime-1 by Moody’s) or of issuers that the Subadviser has determined to be of similar creditworthiness.  Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics.  If the asset-based security is backed by a bank letter of credit or other similar facility, the Subadviser may take such backing into account in determining the creditworthiness of the issuer.  While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements.  Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource assets and do not represent an interest in the referenced assets.  Certain asset-based securities may be illiquid.

The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold.  If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200.  Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related.  In such instance, because the Fund does not presently intend to invest directly in natural resource assets, the Fund may sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities.  The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals.  Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.  Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods.  In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia.  Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces.  Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Certificates of Deposit.  The Federal Deposit Insurance Corporation (“FDIC”), an independent agency of the U.S. Government, provides deposit insurance on all types of deposits, including certificates of deposit, received at an FDIC-insured bank or savings association (“insured depository institutions”) up to applicable limits.  The standard deposit insurance amount is $250,000 per depositor (including principal and accrued interest) for each insurable capacity of such depositor, per insured depository institution, which is backed by the full faith and credit of the U.S. Government.  All of a depositor’s deposits in the same insurable capacity at the same insured depository institution are aggregated for purposes of the $250,000 insurance limit, including deposits held directly in the depositor’s name and for the depositor’s benefit by intermediaries.  Any amounts in excess of the $250,000 deposit insurance limit may be uninsured.

Convertible Securities.  Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.  The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

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In analyzing convertible securities, the Subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.  Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  To the extent interest rates change, the investment value of the convertible security typically will fluctuate.  However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles.  Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances.  As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation.  Manufactured Convertibles are created by the Subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”).  The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments.  The convertibility component is achieved

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by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects.  Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value.  Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security.  Because many corporations have not issued convertible securities, the Subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market.  The Subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Subadviser believes such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments.  For example, the Subadviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer.  A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible.  For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics.  For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when U.S. Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Corporate Loans.  Commercial banks and other financial institutions make loans to companies that need capital to grow or restructure (“corporate loans”).  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London InterBank Offered Rate (“LIBOR”) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates.  Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans.  Borrowers frequently provide collateral to secure repayment of these obligations.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.”  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery.  By investing in a corporate loan, the Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest.  There are, however, some significant differences between corporate loans and junk bonds.  Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders.  These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer.  Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full.  Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR.  Consequently, the value of

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corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment.  However, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation.  In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation.  As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement.  Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower.  In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Custodial Receipts.  Obligations issued or guaranteed as to principal and interest by the U.S. Government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds.  Typically, custodial receipts have their unmatured interest coupons separated (“stripped”) by their holder.  Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”).  The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  CATS and TIGRs are not considered U.S. Government securities by the staff of the SEC.  Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners.

Debt Securities.  Debt securities, such as bonds, involve credit risk.  This is the risk that the issuer will not make timely payments of principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities.  All debt securities are also subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts.  The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  American depositary receipt (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

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Derivatives.  The Fund may use instruments referred to as derivatives.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may use derivatives for hedging purposes.  The Fund may also use derivatives to seek to enhance returns.  The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions.  When the Fund invests in a derivative for speculative or hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”).  The Fund is not, therefore, subject to registration or regulation as a CPO under the CEA and the Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC.

A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”

Hedging.  Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund.  The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

Indexed and Inverse Securities.  The Fund may invest in securities the potential return of which is based on an index or interest rate.  As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.

In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk.  The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns.  When used for hedging purposes, indexed and inverse securities involve correlation risk.  (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements.  Based on market conditions, the Fund expects to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  In addition, the Fund may enter into options on swap agreements (swap

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options).  These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Swap transactions are a type of derivative.  Derivatives are further discussed in the sub-section entitled “Risk Factors Involving Derivatives.”

Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearing houses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to its clearing member FCMs.

As a result of new rules adopted by the CFTC in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearing house as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could affect this comparison.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement not cleared through a central counterparty will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leverage. Further, with respect to swaps cleared through a central counterparty, the Fund will be subject to daily “variation” and “initial” margin requirements set by the central clearing counterparty and the Fund’s clearing broker.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis.  Inasmuch as segregated accounts are established for these hedging transactions, the Subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.  Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps.  The Fund will enter into swaps that are not cleared through a central counterparty only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).

Regulators will require most liquid swaps to be traded and executed on trading facilities. Certain CFTC-regulated derivative trades are expected to be subject to these rules starting in February 2014.  It is not yet clear when the parallel SEC requirements will go into effect.   Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

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Credit Linked Securities.  Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund would receive.  The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements.  The Fund may enter into total return swap agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject

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to investment exposure on the notional amount of the swap.  Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder.  Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.  Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be segregated by the Fund.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indexes.

Types of Options.  The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates.  Such investments may be made on exchanges and in OTC markets.  In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.  OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”

Call Options.  The Fund may purchase call options on any of the types of securities or instruments in which it may invest.  A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security.  Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

Put Options.  The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.  By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires.  The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or

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loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments.  The Fund will receive a premium for writing a put option, which increases the Fund’s return.

Futures.  The Fund may engage in transactions in futures and options thereon.  Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.  In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.  The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.  The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write “covered” put and call options on futures contracts.  The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future.  The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option).  There is no limitation on the amount of the Fund’s assets that can be segregated.

Foreign Exchange Transactions.  The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

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As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security.  In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above.  The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions.  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.  The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns.  The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures.  The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon.  Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts.  See the sub-section entitled “Futures.”  Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options.  The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options.  Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.  See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI.  Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging.  The Fund may use currency hedging instruments to seek to enhance returns.  Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.  The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).  The Fund will only enter into a cross-hedge if the Subadviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency.  Hedging transactions involving Currency Instruments have substantial risks, including correlation risk.  While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate.

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Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions.  Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.  The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors Involving Derivatives.  Derivatives are volatile and involve significant risks, including:

Counterparty Risk —the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty — the risk that a clearing broker or clearing organization uses the Fund’s assets, which a clearing broker or clearing organization holds in an omnibus account, to satisfy the losses or payment obligations of another customer.

Currency Risk —the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk —the risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk —the risk that certain derivative positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed derivatives may create

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leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk —the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.  The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.  The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Equity and Equity-Related Securities.  From time to time, the Fund may invest in or hold common stock and other equity and equity-related securities in addition to the MLP equity securities described above.  Common stock represents an equity ownership interest in a company.  Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities.  The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions.  These risks may increase fluctuations in the Fund’s NAV.  The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value.  Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective.  Equity securities held by the Fund may be illiquid.

Equity-Linked Securities.  Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index.  Equity-linked securities come in many forms and may include features, among others, such as the following:  (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to

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maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security.  Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities.  Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity.  In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

Exchange Traded Funds.  The Fund may invest in exchange traded funds (“ETFs”).  ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes.  ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund’s investment strategies.  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

Foreign Investments.  The Fund may invest without limit in securities of foreign issuers, including securities of emerging market countries.  The Fund may invest in foreign securities that are denominated in U.S. dollars or foreign currencies.    Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk.  Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States.  However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk.  Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar.  Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories.  Some foreign banks and securities depositories may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

Recent Events in European Countries.  A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and outside of Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Illiquid or Restricted Securities.  The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid, such as PIPEs.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash

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requirements or incurring capital losses on the sale of illiquid investments.  The Fund may invest in securities that are not registered (restricted securities) under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group.  In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act.  The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board.  The Board has adopted guidelines and delegated to the Prudential Investments LLC (“PI” or the “Manager”) the daily function of determining and monitoring liquidity of restricted securities.  The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Initial Public Offerings.  The Fund may invest in securities sold in IPOs.  An IPO is the first sale of stock by a private company to the public.  IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.

In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market.  The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall.  If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if the Fund is able to buy shares, the Fund may not be able to buy as many shares at the offering price as the Fund would like.

Investing in IPOs entails risks.  Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.  It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company.  Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.

Investment in Emerging Markets.  The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets.  Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy.  Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential

26

for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies.  In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons.  This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions On Certain Investments.  A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds.  There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company.  In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.  These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries.  New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.  If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.  See also “Investment in Other Investment Companies.”

Risks Of Investing In Asia-Pacific Countries.  In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks.  There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong.  Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign

27

investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries.  Such instability may result from, among other things:  (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.  Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade.  The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems.  Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries.  Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.  It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest in the country.  Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio.  In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.  Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.  Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country.  The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions On Foreign Investments In Asia-Pacific Countries.  Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner.  In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such

28

securities may have an adverse effect on the value of such shares.  Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund.  For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.  There also may be instances where the Fund places a purchase order but subsequently learns, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  For example, in September 1998, Malaysia imposed currency controls that limited funds’ ability to repatriate proceeds of Malaysian investments.  It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries.  To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions.  Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase.  In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.  In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities.  The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Investment in Other Investment Companies.  The Fund may invest in other investment companies, including ETFs.  In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.  (These limits do not restrict a feeder fund from investing all of its assets in shares of its master portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act and pursuant to the terms and conditions of exemptive orders granted by the SEC to certain ETFs.  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

High Yield Instruments or “Junk” Bonds.  High yield fixed income instruments that are rated below investment grade by the major rating agencies (“junk bonds”) or are unrated securities that the Subadviser believes are of comparable quality.  Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund.  The major risks in junk bond investments include the following:

•                              Junk bonds are issued by less creditworthy issuers.  These securities are vulnerable to adverse changes in the issuer’s economic condition and to general economic conditions.  Issuers of junk bonds may be

29

unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•                              The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  If the issuer experiences financial stress, it may be unable to meet its debt obligations.

•                              Junk bonds are frequently ranked junior to claims by other creditors.  If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

•                              Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•                              Prices of junk bonds are subject to extreme price fluctuations.  Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•                              Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

•                              The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Liquidity Puts or Calls.  The Fund may purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments.  Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call.  The aggregate price which the Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments.  The purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put.  The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment.  The Fund may choose to exercise calls during periods in which funds are available for investment.  In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

Money Market Instruments.  The Fund may invest in money market instruments.  Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies.  Money market instruments also include bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer.  Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy.  However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  Preferred stock, unlike

30

common stock, often has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.

“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.  Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in equity (common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs.  REITs are pooled investment vehicles that sell equity or debt securities to investors and use the proceeds to invest in income producing real estate, real estate loans or other types of real estate interests.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITS may be subject to many of the same risks as direct investments in real estate.  These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates.  To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are also subject to the following risks:  they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the Investment Company Act; and are subject to interest rate risk.

Repurchase Agreements.  The Fund may invest in securities pursuant to repurchase agreements.  The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation.  Such agreements usually cover short periods, such as under one week.  Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price.  The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

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The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC.  On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements.  The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements and Dollar Rolls.  The Fund may enter into reverse repurchase agreements.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price.  See “Repurchase Agreements.”

The Fund may enter into dollar rolls.  In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party.  During the roll period, the Fund forgoes principal and interest paid on the securities.  The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.  The Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement.  In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Securities Lending.  Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities.  Generally, Prudential Investment Management, Inc. (“PIM”), an affiliate of PI, serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program.  For its services, PIM receives a portion of the amount earned by lending securities.  During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower.  The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning a return either directly from the borrower or on the invested collateral.  The investment of cash collateral in other than short-term obligations provides leverage similar to borrowings that will serve to magnify the potential for gain and the risk of any loss in securities lending transactions.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially.  However, loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan.  The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Securities of Smaller or Emerging Growth Companies.  Investment in debt issued by smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies.  The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements

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than larger, more established companies or the market average in general.  These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the process of selection and continuous supervision by the Subadviser does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved.  Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper.  Investing in small cap and emerging growth companies requires specialized research and analysis.  In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development.  The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.  Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

Short Sales and Short Sales Against-the-Box.  The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.  The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed.  With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position.  Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk.  As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar investment companies that do not make short sales in securities they do not own.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price.  Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box.  A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities.  However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its custodian.

Sovereign Debt.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its

33

foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Structured Notes.  The Fund may invest in structured notes.  The values of the structured notes in which the Fund will invest may be linked to equity securities or equity indices or other instruments or indices (“reference instruments”).  These notes differ from other types of debt securities in several respects.  The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index.  A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases.  Similarly, its value may increase or decrease if the value of the reference instrument decreases.  Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates.  Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity.  The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.  Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Temporary Defensive Strategy and Short Term Investments.  The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions.  Money market instruments typically have a maturity of one year or less as measured from the date of purchase.  The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. Government Securities.  The Fund may invest in adjustable rate and fixed rate U.S. Government securities.  U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.  U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares.  Not all U.S. Government securities are backed by the full faith and credit of the United States.  Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.  Obligations of Ginnie Mae, the Farmers Home Administration, the Small Business

34

Administration and securities guaranteed under FDIC’s Temporary Liquidity Guarantee Program (“TLGP”) are backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

The Fund may invest in debt securities that are guaranteed under the TLGP.  Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies.  This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued).  This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations.  These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped.  Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.  The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

Variable- and Floating-Rate Securities.  Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments.  Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline.  For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Warrants and Rights.  Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities.  Buying a warrant does not make the Fund a shareholder of the underlying stock.  The warrant holder has no right to dividends or votes on the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments.  The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis.  The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment.  These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.  When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

35

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered.  The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price of such securities.  The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Zero Coupon Securities, Pay-in-Kind Securities and Deferred Payment Securities.  The Fund may invest in zero coupon securities.  Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Upon maturity, the holder is entitled to receive the par value of the security.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.  Pay-in-kind securities are securities that have interest payable by delivery of additional securities.  Upon maturity, the holder is entitled to receive the aggregate par value of the securities.  Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The valuation of such instruments is unreliable because continuing accruals require judgments about the collectability of the deferred payments and the value of associated collateral.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities.  During a period of severe market conditions, the market for such securities may become even less liquid.  In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk and interest rate risk, will increase during the time these securities are held in the Fund’s portfolio. Additionally, there may be uncertainty about the source of the Fund’s cash distributions for accounting purposes. Such distributions are not treated as coming from paid-in capital, even though cash comes from offering proceeds.  Even if all accounting conditions are met, the borrower could still default when the Fund’s actual collection is supposed to occur at the maturity of the obligation.

DIRECTORS AND OFFICERS

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.  Information about the Board of Directors and officers is set forth below.  Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Directors.”

Upon completion of the Fund’s initial public offering, the Board of Directors will be divided into three classes of Directors serving staggered three-year terms:  Class I, Class II and Class III.  The initial Class III Directors will serve for a term expiring at the Fund’s first annual meeting of stockholders following the completion of the Fund’s initial public offering and when their successors are duly elected and qualify, the initial Class I Directors will serve for a term expiring at the second succeeding annual meeting of stockholders and when their successors are duly elected and qualify and the initial Class II Directors will serve for a term expiring at the third succeeding annual meeting of stockholders and when their successors are duly elected and qualify.  At each subsequent annual meeting of stockholders, the directors elected to succeed those whose terms are expiring will be identified as being of the same class as the directors whom they succeed and will be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election and in each case, when their respective successors are duly elected and qualify.  Any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in

36

which the vacancy occurred and until a successor is elected and qualifies.  The Fund’s executive officers are chosen each year at the first meeting of the Board of Directors following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are duly elected and qualify.

Biographical Information of the Board of Directors.  Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors(1)(2)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
[To be provided by amendment]

Interested Directors(1)(2)(3)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
[To be provided by amendment]

(1)  Each Independent Director joined the Fund’s Board in            2014.  Mr. Benjamin joined the Board in March 2014.

(2)  The initial Class I Directors will be Messrs. [       ] and [       ].  The initial Class II Directors will be Mr. [       ] and Ms. [        ].  The initial Class III Directors will be Messrs. [        ], [        ] and [        ].

(3)  Mr. Benjamin is deemed to be an “interested person” as defined in the 1940 Act by reason of his affiliation with PI and affiliates of PI.

*** Mr. [       ], solely as a result of the ownership of securities of a controlling person of one of the underwriters, is technically an “Interested Director” until the completion of this offering of shares of Common Stock. After completion of this offering Mr. [     ] will be an Independent Director.

Explanatory Notes to Tables:

•      There is no limit on the number of terms of office that Directors or officers may serve.  The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•      “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the 1940 Act.

•      “Portfolios Overseen” includes all investment companies managed by PI as of                                   .  The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust (together, the “Fund Complex”).

Biographical Information of the Officers of the Fund.  Certain biographical and other information relating to the officers of the Fund is set out below.

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Fund Officers(a)(1)(2)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
[to be provided by amendment]

(a)  Excludes Mr. Benjamin, an Interested Director who serves as Vice President.

(1)  Mr. Peshimam and Ms. DiGiacomo became a Fund officer in March 2014.  The other individuals became a Fund officer in                2014.

(2)   Unless otherwise noted, the address of all Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Compensation of Directors and Officers.  Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of employees of the Fund as well as the fees and expenses of all Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses.  Independent Directors who serve on Board Committees may receive additional compensation.  The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose board the Directors may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund.  Under the terms of the agreement, the Fund accrues deferred Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Directors.  Payment of the interest so accrued is also deferred and becomes payable at the option of the Director.  The Fund’s obligation to make payments of deferred Director’ fees, together with interest thereon, is a general obligation of the Fund.  The Fund does not have a retirement or pension plan for its Directors.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex for the most recently completed calendar year.  Interested Directors do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar*
[To be provided by amendment]

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Explanatory Notes to Director Compensation Table

*  Number of funds and portfolios represent those in existence as of                                   , and excludes funds that have merged or liquidated during the year.

**  Under a deferred fee agreement, certain Directors have elected to defer all or part of their total compensation from the Fund Complex.  The total amount of deferred compensation accrued during the calendar year ended                                   , including investment results during the year on cumulative deferred fees, amounted to $                , $                  , $                 and $                  for Ms. [         ], Mr. [         ], and [         ], respectively.

#   Mr. [         ], solely as a result of the ownership of securities of a controlling person of one or more of the underwriters is technically an “Interested Director” until the completion of this offering of shares of Common Stock.  After completion of this offering, Mr. [         ], will be an Independent Director.

Board Committees.  The Board has established two standing committees in connection with governance of the Fund—Audit and Nominating and Governance.  Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:  The Audit Committee consists of [         ] (Chair), [         ] (ex officio) and [         ].  The Board has determined that each member of the Audit Committee is an Independent Director.  The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes.  The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund.  The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibilities is oversight.  It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Nominating and Governance Committee:  The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee

39

structure and governance, director education, and governance practices.  The members of the Nominating and Governance Committee are [         ] (Chair), [         ] and [        ].  In addition, [         ], the Chairman of the Board, participates as an ex officio member.  The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.  The Nominating and Governance Committee Charter is available on the Fund’s website.

Leadership Structure and Qualifications of Board of Directors.  The Board is responsible for oversight of the business and affairs of the Fund.  The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis.  The Board oversees the Manager and certain other principal service providers in the operations of the Fund.  The Board is currently composed of seven members, one of whom is an Interested Director, and until the completion of this offering, one Director will be deemed to be an Interested Director of the Fund as noted above.  The Board meets in-person at regularly scheduled meetings four times throughout the year.  In addition, Directors may meet in-person or by telephone at special meetings or on an informal basis at other times.  As described above, the Board has established two standing committees—Audit and Nominating and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Director.  As Chair, this Director leads the Board in its activities.  Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors.  The Directors have determined that the leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.  In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director.  Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors.  In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure on the board of other funds in the Fund Complex in concluding that each should serve on the Board.  A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences.  Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Ms.  [         ] and Messrs. [         ], [         ], and [         ] each joined the Board in 2014 and have each served as a Director of mutual funds in the Fund Complex for more than 14 years, including as members and/or chairs of various board committees.  In addition, Mr. [         ] has more than 35 years, and Mr. [         ] has more than 30 years, of experience as senior executive officers of operating companies and/or as directors of public companies.  Mr. [         ] has 43 years of experience as a senior executive in the mutual fund industry.

[Director’s qualifications to be filed by amendment]

Specific details about each Director’s professional experience appear in the professional biography tables, above.

Risk Oversight.  Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others.  The Board oversees risk as part of its oversight of the business and affairs of the Fund.  Risk oversight is addressed as part of various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers.  The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund.

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Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees.  The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board.  The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors, and by executive search firms which the Committee may engage from time to time, and will also consider stockholder recommendations.  The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee.  In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Nominating and Governance Committee also considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as directors based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board ([         ]) or the Chair of the Nominating and Governance Committee ([         ]), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077.  At a minimum, the recommendation should include:  the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.  The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act.  In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”  Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Directors customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership.  Information relating to each Director’s share ownership in the Fund as of December 31, 2013 and in all other registered funds in the Fund Complex that are overseen by the respective Directors as of                          is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
[To be provided by amendment]

Director Share Ownership: Interested Directors
[To be provided by amendment]

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*  Mr. [       ], solely as a result of the ownership of securities of a controlling person of one or more of the underwriters is technically an “Interested Director” until the completion of this offering of shares of Common Stock.  After completion of this offering, Mr. [     ] will be an Independent Director.

None of Mr. [       ], Mr. [       ], Mr. [       ], Ms. [       ] or Mr. [       ], or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Stockholder Communications with Directors.  Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077.  Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077.  Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Manager

The Manager of the Fund is PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.  PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”).  PI and its predecessors have served as a manager or administrator to investment companies since 1987.  PI currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies.  As of June 30, 2014, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies.  As of June 30, 2014, PI had total assets under management of approximately $248.9 billion.

Pursuant to a Management Agreement with the Fund (the “Management Agreement”), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of

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securities and other assets.  In connection therewith, PI is obligated to keep certain books and records of the Fund.  PI will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts.  PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent.  The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses, among others:  (i) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Subadviser; (ii) all expenses incurred by PI in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; (iii) the fees, costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between PI and the Subadviser and (iv) the Fund’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $[          ] per share.  Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to PI; the fees and expenses of Directors who are not affiliated persons of PI or the Subadviser; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to PI in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; the charges and expenses of the Fund’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, directors and officers and errors and omissions insurance; the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; the fees and expenses involved in listing the Common Stock on the NYSE or on any exchange where the Common Stock will trade; allocable communications expenses with respect to investor services and all expenses of stockholder and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to stockholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; interest payable on debt and dividends and distributions on preferred stock, as applicable, if any, incurred to finance the Fund’s investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor the International Swaps and Derivatives Association Master Agreement and other agreements governing the Fund’s financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business; and such non-recurring or extraordinary expenses as may arise.

For its services, the Fund pays PI a monthly fee at the annual rate of [       ]% of the average daily value of the Fund’s Investable Assets.  The term “Investable Assets” in this SAI refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowing, and the principal on any debt securities issued by the Fund.  For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Fund’s Investable Assets of the Fund for each day during the month.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties.  The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice.  The Management Agreement will continue in effect for a period of more than two years from the date of

43

execution only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

The basis for the Board of Directors’ initial approval of the Fund’s management and subadvisory agreements will be provided in the Fund’s initial report to the holders of Common Stock.  The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the holders of Common Stock for the periods during which such continuations occur.

Subadviser

Jennison Associates LLC (“Jennison” or the “Subadviser”) is the Fund’s investment subadviser.  Its address is 466 Lexington Avenue, New York, NY 10017.  PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services.  As of June 30, 2014, Jennison managed in excess of $248.9 billion.  Jennison (including its predecessor, Jennison Associates Capital Corp.)  is a registered investment adviser founded in 1969.

PI has entered into a subadvisory agreement with Jennison relating to the Fund (the “Subadvisory Agreement”).  The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund.  In connection therewith, Jennison is obligated to keep certain books and records of the Fund.  Under the Subadvisory Agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies.  Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.  PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of such services.  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadvisory Agreement may be terminated by the Fund, PI, or Jennison upon not more than 60 days’, nor less than 30 days’, written notice.  The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, PI pays Jennison a monthly fee at the annual rate of.            % of the average daily value of the portion of the Fund’s Investable Assets managed by Jennison.  For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Fund’s Investable Assets of the Fund for each day during the month.

Other Accounts Managed by the Portfolio Managers

The following tables set forth certain information with respect to the portfolio managers for the Fund.  Unless noted otherwise, all information is provided as of                   , 2014.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund.  However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

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Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets
Ubong “Bobby” Edemeka

Shaun Hong, CFA

Portfolio Managers Compensation and Conflicts of Interest

Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation.  Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.  The portfolio managers’ compensation arrangement described below is as of [   ].

Jennison Associates LLC.

Compensation.  Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.  Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  There is no particular weighting or formula for considering the factors.  Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•      One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against the Alerian MLP Index. The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index is calculated using a float-adjusted, capitalization-weighted methodology.

The qualitative factors reviewed for the portfolio managers may include:

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•      The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•      Historical and long-term business potential of the product strategies;

•     Qualitative factors such as teamwork and responsiveness; and

•      Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

Conflicts of Interest.  Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison may have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•      Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short.  Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.  Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies.  Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.  The strategies that sell a security short that is held long by another strategy could lower the price for the security held long.  Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•      Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different.  Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•      Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts.  Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts.  Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison.  When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund.  Jennison typically requests seed capital to start a track record for a new strategy or product.  Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.  Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison.  Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•      Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

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•     Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others.  The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•      Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation.  Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest.  These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments.  Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.

•      Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•      Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•      Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•      Jennison has adopted a code of ethics and policies relating to personal trading.

Custodian

[      ]  is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of [    ] is [    ].

Dividend Paying Agent

[      ] serves as the dividend paying agent of the Fund.  The principal business address of [    ] is [    ].

Transfer Agent and Registrar

[      ] serves as the transfer agent and registrar of the Fund.  The principal business address of [    ] is [    ].

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PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, PI is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage.  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund.  When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved.  The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.  While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PI and/or Jennison may receive orders for transactions by the Fund.  Information so received will be in addition to and not in lieu of the services required to be performed by PI and/or Jennison and the expenses of PI and/or Jennison will not necessarily be reduced as a result of the receipt of such supplemental information.  Supplemental investment research obtained from such dealers might be used by PI and/or Jennison in servicing all of its accounts and such research might not be used by PI and/or Jennison in connection with the Fund. The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) of the Exchange Act and may be subject to different legal requirements in the jurisdictions in which PI and/or Jennison does business.

Under the 1940 Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund’s dealer in such transactions and the underwriters will not serve as the Fund’s dealer in such transactions until permitted by applicable law.  However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.  In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PI and/or Jennison or their respective affiliates.  Because of different investment objectives or other factors, a particular security may be bought for one or more clients of PI and/or Jennison or their respective affiliates when one or more clients of PI and/or Jennison or their respective affiliates are selling the same security.  If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PI and/or Jennison or their respective affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of Jennison or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

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CODE OF ETHICS

The Board, including a majority of the Independent Directors, has adopted the code of ethics of the Fund pursuant to Rule 17j-1 under the 1940 Act and has also approved the Manager’s and Subadviser’s code of ethics that were adopted by them in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940.  These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions.  Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.  This reference to the website does not incorporate the contents of the website into this SAI.

PROXY VOTING POLICIES

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund.  The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to investment subadviser(s) or third party vendors consistent with the policies set forth below.  The proxy voting process will remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process.  The Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Subadviser the responsibility for voting proxies.  The Subadviser has adopted written policies that are reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates.  The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 will be available without charge on the Fund’s website and on the SEC’s website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser is attached as Appendix B.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder.  As a result, if stockholders wish to sell shares of a closed-end fund they must trade them on the exchange on which such shares are listed as they would with respect to any other listed stock at the prevailing market price at that time.  Stockholders of a mutual fund have the right to redeem or sell their shares back to the mutual fund on a daily basis and receive an amount equal to the NAV of the shares less any applicable redemption fee.

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Shares of closed-end funds frequently trade at a discount to their NAV.  Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount.  The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock.  Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (i) all accumulated preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable.  Similarly, if the Fund has outstanding indebtedness, the Fund generally may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholder.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Stock or to make a tender offer for those shares.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing approved by the Board would have to comply with the NYSE listing requirements and the Exchange Act, the 1940 Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for shares of Common Stock, such action will result in the Common Stock trading at a price that approximates its NAV per share.  Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Stock, stockholders should be aware that the acquisition of Common Stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding and any amount borrowed.

CONVERSION TO OPEN-END FUND

If the Fund were to convert to an open-end company, it would be required to redeem all preferred stock, if any, then outstanding, to pay down borrowings and outstanding debt, if any, other than bank borrowings (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE.  In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV per share, less any redemption charge that is in effect at the time of redemption.  In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by the Fund, and may adversely affect Fund performance and Common Stock dividends.  The Fund’s charter provides that charter amendments that would convert the Fund from a closed-end company to an open-end company, require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of any market discount of Common Stock, the

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liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its stockholders, and market considerations.  Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to an investor in light of such investor’s particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts, U.S. Stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

Unless otherwise noted, this discussion assumes that a stockholder is a U.S. Stockholder and that he, she or it hold, shares of Common Stock as capital assets.  For purposes of this summary, a “U.S. Stockholder” means a beneficial owner of the Fund’s shares of Common Stock that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the United States or any state of the United States, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.  If a partnership holds shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this SAI and all of which are subject to change or differing interpretations (possibly with retroactive effect).  No ruling has been or will be sought from the IRS regarding any matter discussed in this SAI.  Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or a stockholder’s investment in the Fund.  No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares of Common Stock will depend on the particular facts of each investor’s situation.  Investors are advised to consult your own tax advisors with respect to the application to their own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Fund’s shares of Common Stock.

Federal Income Taxation of the Fund

Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs, which generally are intended to be treated as partnerships for federal income tax purposes.  The regulated investment company tax rules therefore do not apply to the Fund or to its stockholders.  As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes.  As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund intends

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to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  Past performance is not necessarily an indication of future results and there is no assurance that the Fund’s expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to stockholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from its investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP.  As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP.  These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Stockholders

Receipt of Distributions.  Distributions made to stockholders by the Fund will generally constitute taxable dividends to the extent of a stockholder’s allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income.  Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to stockholders.  To the extent that distributions to a stockholder exceed a stockholder’s allocable share of the Fund’s current and accumulated earnings and profits, the stockholder’s basis in his, her or its shares of Common Stock with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale of such shares of Common Stock.  To the extent a stockholder hold, such shares of Common Stock as a capital asset and has no further basis in the shares of Common Stock to offset the distribution, such stockholder will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using an accelerated depreciation method.  Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (which are thereby treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions to stockholders from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to stockholders but are generally expected to be treated as “qualified dividend income” to eligible taxpayers.  Qualified dividend income received by individuals and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%.  For a dividend to constitute qualified dividend income, the stockholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the stockholder engages in certain risk reduction transactions with respect to the Common Stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate stockholders of the Fund under Section 243 of the Code.  However, corporate stockholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain

52

holding period requirements are not met, (ii) a corporate stockholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate stockholder’s investment in shares of Common Stock is financed with indebtedness.  Corporate stockholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If a stockholder participates in the Fund’s automatic Dividend Reinvestment Plan, upon the Fund’s payment of a dividend to such stockholder, such stockholder will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to the stockholder under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the stockholder for the purchase of shares on its behalf on the open market.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares.  Upon a sale of shares of Common Stock to a third party, stockholders generally will recognize capital gain or loss equal to the difference between the cost of such shares of Common Stock and the amount received upon the sale of such shares of Common Stock.  Any such capital gain or loss will be a long-term capital gain or loss if the stockholder held the shares of Common Stock for more than one year at the time of disposition.  Long-term capital gains of noncorporate stockholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%.  The deductibility of capital losses for both corporate and non-corporate stockholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.  Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares of Common Stock will not be required to report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests.  Moreover, dividend income from, and gain from the sale of, shares of Common Stock generally do not constitute UBTI unless the shares of Common Stock are debt-financed.  Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of the Fund’s shares of Common Stock unless its ownership is debt-financed.  In general, shares of Common Stock are considered to be debt-financed if the tax-exempt owner of the shares of Common Stock incurred debt to acquire the shares of Common Stock or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.  Similarly, the income and gain realized from an investment in the Fund’s shares of Common Stock by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes.  It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax.  An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from sales or other taxable dispositions of Fund shares of Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Cost Basis Reporting.  Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service (the “IRS”) and to taxpayers.  Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Stockholder’s should consult their own tax advisor about federal, state and local tax consequences in light of their particular tax situation.

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Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Stockholders

For purposes of this summary, the term “Non-U.S. Stockholder” means a beneficial owner of the Fund’s shares that is neither a U.S. Stockholder nor a partnership.

Dividends to Non-U.S. Stockholders generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder.

Any capital gain realized by a Non-U.S. Stockholder upon a sale of shares of Common Stock will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a stockholder who is a nonresident alien individual, the stockholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares of Common Stock or, if shorter, within the period during which the Non-U.S. Stockholder has held the Common Stock.  Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Fund may be, or may prior to a Non-U.S. Stockholder’s disposition of shares become, a U.S. real property holding corporation.  If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Common Stock is regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Stockholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the Non-U.S. Stockholder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Stock will be subject to U.S. federal income tax on the disposition of shares of Common Stock.

Any Non-U.S. Stockholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the sale, exchange or other disposition of shares of Common Stock.

Non-U.S. Stockholders of the Fund may also be subject to U.S. estate tax with respect to their shares of Common Stock.

Withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on, and gross proceeds from the sale or other disposition of, shares of our Common Stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to noncompliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have entered into an intergovernmental agreement with the United States governing these withholding taxes and reporting requirements may be subject to different rules.  Final Treasury Regulations and a other IRS guidance provide that the withholding provisions described above will generally apply to payments of dividends made on or after July 1, 2014 and to payments of gross proceeds from a sale or other disposition of stock on or after January 1, 2017. Each Non-U.S. Stockholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares of Common Stock and receipt of distributions from the Fund.

Backup Withholding

Federal regulations generally require the Fund or other withholding agent to withhold and remit to the U.S. Treasury “backup withholding” with respect to dividends and the proceeds of any sale paid to you if you fail to furnish the

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Fund or other withholding agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form.  Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return.  A TIN is either the Social Security number or employer identification number of the record owner of the account.  Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return if the necessary information is provided to the IRS in a timely manner.  The backup withholding rate is currently 28%.

The foregoing tax discussion is for general information only.  The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions.  Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

EXPERTS

The financial statements of the Fund as of and for the period ended                 , 2014 included in this SAI has been included in reliance of the report of                   , independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.                    , provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.  The principal business address of                    is                                                 .

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of Common Stock of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  You may obtain the complete Registration Statement from the SEC’s website (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  To obtain annual and semi-annual stockholder reports electronically (when available), please visit the Fund’s website (www.prudential.com), which also provides a link to the SEC’s website, or call (800) XXX-XXXX (toll-free).  You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in the Fund’s prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this SAI forms a part, each such statement being qualified in all respects by such reference.

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Report of Independent Registered Public Accounting Firm
[To be filed by amendment]
Prudential Jennison MLP Income Fund, Inc.

56

Prudential Jennison MLP Income Fund, Inc.

Statement of Assets and Liabilities (in Organization)
As of [ ]
[To be filed by amendment]

57

Prudential Jennison MLP Income Fund, Inc.

Statement of Operations (in Organization)

For the period from [ ] to [ ]

[To be filed by amendment]

58

Notes to Financial Statements
[ ]
[To be filed by amendment]

59

APPENDIX A

DESCRIPTION OF SECURITY RATINGS†

Standard & Poor’s Ratings Services —A brief description of the applicable Standard & Poor’s Ratings Services (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”  An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

†   The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed.  Ratings are generally given to securities at the time of issuance.  While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BBB”  An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”  Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”  A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, are not made on the date due unless S&P believes that such payments will be made within five business days, irrespective of any grace period that has not expired.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”  A short-term obligation rated ‘B’ is regarded as vulnerable and has speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“L”  Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“p”  This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only.  The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“i”  This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only.  The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”  Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“prelim”  Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation.  S&P reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.  Preliminary ratings may also be assigned to the obligors.  These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final.  Preliminary ratings may also be assigned to these entities’ obligations.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited.  The preliminary rating may be assigned to the entity and to its proposed obligation(s).  These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event.  Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

“sf”  The ‘sf’ suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor.  The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

“t”  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

“unsolicited” Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”  This symbol indicated continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

“c”  This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

“G”  The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

“pr”  The letters ‘pr’ indicate that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

“q”  A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

“r”  The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc. —A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risks of financial obligations and are assigned to issuers or obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Global Long-Term Rating Scale:

“Aaa”  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”  Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”  Obligations rated Ba are judged to be speculative elements and are subject to substantial credit risk.

“B”  Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a ‘hyp’ indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.

Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated).  To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs.  A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating.  In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program.  Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations.  Ratings may be assigned to issuers, short term programs or to individual short term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings —A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’—‘D’ and ‘F1’—‘D’) are used for debt and financial strength ratings.  The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs).  IDRs opine on an entity’s relative vulnerability to default on financial obligations.  The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity.  As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.  For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

“AAA”   Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”   Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A”   High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”   Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”   Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”   Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”   Substantial credit risk.  Default is a real possibility.

“CC”   Very high levels of credit risk.  Default of some kind appears probable.

“C”   Exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.  Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”   Restricted default.  ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.  This would include:

a.  the selective payment default on a specific class or currency of debt;

b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.  execution of a coercive debt exchange on one or more material financial obligations.

“D”   Default.  ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•                  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•                  The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk.  The above list is not exhaustive, and is provided for convenience.  Please review the section “Understanding Credit Ratings—Limitations and Usage” on Fitch’s website for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”   Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”   Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

“F3”   Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

“B”   Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”   High short-term default risk.  Default is a real possibility.

“RD”   Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D”   Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk.  The above list is not exhaustive, and is provided for convenience.  Please review the section “Understanding Credit Ratings—Limitations and Usage” on Fitch’s website for further information on the limitations of the agency’s ratings.

APPENDIX B

APPENDIX B:  PROXY VOTING POLICIES OF THE SUBADVISER

JENNISON ASSOCIATES LLC (JENNISON)

Conflicts of interest may also arise in voting proxies.  Jennison Associates LLC has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities.  It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client.  Secondary consideration is permitted to be given to the public and social value of each issue.  For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies.  Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor.  The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings.  It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines.  The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies.  Proxies received in these circumstances will be voted utilizing Jennison’s guidelines.  Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.  It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy.  This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

B-1

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

B-2

PART C

OTHER INFORMATION

Item 25.                                                                          Financial Statements and Exhibits

(1) Financial Statements

Statement of assets and liabilities, dated as of [ ]

(2) Exhibits

(a)	Articles of Incorporation. (1)

(b)	Bylaws.(1)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable.

(g)(1)	Form of Management Agreement between the Registrant and Prudential Investments LLC (the “Manager”).(2)

(g)(2)	Form of Subadvisory Agreement between the Manager and Jennison Associates, LLC (“Jennison” or the “Subadviser”). (2)

(h)(1)	Form of Underwriting Agreement. (2)

(h)(2)	Form of Master Selected Dealer Agreement.(2)

(h)(3)	Form of Master Agreement Among Underwriters.(2)

(i)	Not Applicable.

(j)(1)	Form of Custodian Agreement between the Registrant and The Bank of New York Mellon (BNY Mellon). (3)

(j)(2)	Amendment to Custodian Agreement between Registrant and BNY Mellon. (2)

(j)(3)	Accounting Services Agreement between the Registrant and BNY Mellon. (4)

(k)(1)	Form of Transfer Agency and Service Agreement. (5)

(k)(2)	Amendment to the Transfer Agency and Service Agreement. (2)

(l)	Opinion and Consent of [ ], Special Maryland Counsel for the Fund.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm. (2)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Fund.(2)

(r)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager.(2)

(1)         Filed on March 13, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-194540 and 811-22947) and incorporated by reference herein.

(2)         To be filed by amendment.

(3)         Filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 3, filed via EDGAR on April 30, 2003 (File No. 333-95849) and incorporated by reference herein.

(4)         Filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 3, filed via EDGAR on May 31, 2006 (File No. 333-195849) and incorporated by reference herein.

(5)         Filed with Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Prudential Short Duration High Yield Fund, Inc., filed via EDGAR on March 15, 2012 (File No. 333-178016) and incorporated by reference herein.

*                 Reference is made to Articles V, VI and VII of the Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to this Registration Statement; and to Article II of the Registrant’s Bylaws, filed as Exhibit 2(b) to this Registration Statement.

Item 26.                                                                          Marketing Arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1), (h)(2), (h)(3) hereto.

Item 27.                                                                          Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	*
Exchange listing fees	*
Financial Industry Regulatory Authority fees	*
Promotion and Printing expenses	*
Accounting fees and expenses	*
Legal fees and expenses	*
Distribution Reimbursement	*
Miscellaneous	*
Total	*

*To be amended.

Item 28.                                                                          Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, the Manager will own shares of the Registrant, representing 100% of the common stock outstanding.  Following the completion of this offering, the Manager’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.                                                                          Number of Holders of Securities

As of [ ]:
Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1

Item 30.                                                                          Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.  The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification.  The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity.  Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  A Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.  In accordance with the 1940 Act, the Registrant also will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is also made to:

Section 8 of the Management Agreement (Exhibit (g)(1)) to the Registration Statement and Section 4 of the Subadvisory Agreement (Exhibit (d)(2)) to the Registration Statement) limit the liability of PI and Jennison, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Section 9 of the Underwriting Agreement, filed as Exhibit (h) to this Registration Statement.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and Bylaws and the Underwriting Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its charter and Bylaws, the Registrant may advance funds to provide for indemnification.  Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1)         Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)         Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)         Such promise must be secured by a surety bond or other suitable insurance; and

(4)         Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 31.                                                                          Business and Other Connections of Manager and Subadviser

The description of the Manager and Subadviser under the caption “Management and Advisory Agreements” in the prospectus, which forms part of this registration statement, is incorporated by reference herein.  Information as to the directors and officers of the Manager and Subadviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Manager and Subadviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801- 31104 and File No. 801-22808, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.  The Manager’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.  The Subadviser’s principal business address is 466 Lexington Avenue New York, NY 10017.

Item 32.                                                                          Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)         the Registrant, Prudential Jennison MLP Income Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102;

(2)         the Transfer Agent, [                ];

(3)         the Custodian, [                 ];

(4)         the Manager, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and

(5)         the Subadviser, Jennison Associates LLC, 466 Lexington Avenue New York, NY 10017.

Item 33.                                                                          Management Services

Not applicable.

Item 34.                                                                          Undertakings

1.                                      The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.                                      The Registrant undertakes that:

(a)                                 For the purpose of determining any liability under the Securities Act), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)                                 For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 15th day of August, 2014.

Name:

Prudential Jennison MLP Income Fund, Inc.

By:	/s/Joel R. Sauber
Joel R. Sauber
Title: Chief Executive Officer and President

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Raymond A. O’Hara, or Amanda Ryan, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOEL R. SAUBER	Chief Executive Officer and President	August 15, 2014

(Joel R. Sauber)	(Principal Executive Officer)

/S/ M. SADIQ PESHIMAM	Chief Financial Officer and Treasurer	August 15, 2014

(M. Sadiq Peshimam)	(Principal Financial Officer)

/S/ SCOTT E. BENJAMIN	Director	August 15, 2014

(Scott E. Benjamin)

SCHEDULE OF EXHIBITS

Exhibit No.	Description